                                U.S. $40,000,000


                           SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT,

                           dated as of August 13, 2001


                                     between


                           ESENJAY EXPLORATION, INC.,


                                 as the Borrower


                                       and


                        DEUTSCHE BANK AG New York Branch


                                  as the Lender

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 13, 2001, between ESENJAY EXPLORATION, INC., a Delaware corporation and the successor-by-merger to Frontier Natural Gas Corporation and the successor-by-merger to 3DX Technologies, Inc. (the "BORROWER"), and DEUTSCHE BANK AG New York Branch (the "LENDER"),

                              W I T N E S S E T H:

      WHEREAS, the Borrower is engaged in the business of oil and gas exploration and production, and activities related or ancillary thereto; and

      WHEREAS, the Borrower is a party to the Amended and Restated Credit Agreement, dated as of January 25, 2000 (herein, as the same may have been amended, supplemented or modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT"), with the Lender pursuant to which the Lender agreed to extend credit (including by issuing letters of credit) to the Borrower in an aggregate principal amount (including the aggregate face amount of letters of credit) of up to $29,000,000; and

      WHEREAS, pursuant to the Existing Credit Agreement, Grantors (as defined in the Security Documents) have entered into various mortgages, security agreements, pledges and other security documents (collectively, the "EXISTING SECURITY DOCUMENTS") under which the Grantors (i) have granted Liens to the Lender on substantially all of their properties and assets to secure the payment and performance of the Obligations (as defined in the Existing Credit Agreement) and (ii) are guaranteeing the Obligations; and

      WHEREAS, the indebtedness of the Borrower to the Lender under the Existing Credit Agreement is evidenced by certain promissory notes of the Borrower (collectively, the "EXISTING NOTES") and is secured by the Existing Security Documents (the Existing Notes, the Existing Security Documents and various related agreements, instruments and documents are referred to collectively as the "EXISTING CREDIT DOCUMENTS"); and

      WHEREAS, the Borrower desires to amend and restate the Existing Credit Agreement, and to obtain Commitments from the Lender pursuant to which Loans will be made to the Borrower from time to time prior to the applicable Commitment Termination Date, in a maximum aggregate principal amount of Loans at any one time not to exceed in the aggregate the lesser of (x) the Collateral Value, or (y) $40,000,000; and

      WHEREAS, the Lender is willing, on the terms and subject to the conditions hereinafter set forth (including ARTICLE V), to extend such Commitments, to amend and restate the Existing Credit Agreement, and to make such Loans to the Borrower; and

      WHEREAS, the proceeds of such Loans will be used

            (1)   to refinance the Existing Secured Debt (defined below);

            (2) to conduct other Approved Development Activities (defined below) on the Oil and Gas Properties owned by the Borrower or one of the Borrower's Subsidiaries on the Effective Date, including those Properties located in Liberty, Hardin, Wharton, Aransas, Refugio, Goliad, Bee, De Witt, Lovaca, Brazoria, Jefferson, Chambers, Galveston, Matagorda, Live Oak, San Patricio, Karnes, Willacy and Calhoun Counties, Texas; Beaureguard, Calcasieu, Cameron and Terrebonne Parishes, Louisiana; and Cleveland County, Oklahoma (1);

            (3)   to finance Acquired Properties (defined below);

            (4)   to conduct Approved Development Activities on Acquired
                  Properties;

            (5)   for general corporate and working capital purposes; and

      WHEREAS, the Parties have agreed it is in their respective best interests to enter into this Agreement amending, restating and superseding the Existing Credit Agreement,

      NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      SECTION 1.1. DEFINED TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      "ACQUIRED PROPERTIES" means those Oil and Gas Properties and other assets that are acquired from time to time in an Acquisition.

      "ACQUISITION" means an acquisition, after the Effective Date, by the Borrower or one or more of its Subsidiaries of Acquired Properties.

      "AFFILIATE" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A

------------------------------
(1)   Update list as appropriate.

Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

            (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

            (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

      "AGREEMENT" means, on any date, this Second Amended and Restated Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

      "ALTERNATE REFERENCE RATE" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of

            (a) the rate of interest as announced from time to time by the Lender as its base rate, prime rate or other reference rate at its Domestic Office; or

            (b) the Federal Funds Rate most recently determined by the Lender plus 1/2%.

The Alternate Reference Rate is not necessarily intended to be the lowest rate of interest in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Reference Rate. The Lender will give notice to the Borrower of changes in the Alternate Reference Rate.

      "APPLICABLE LAW" means with respect to any Person or matter, any federal, state, regional, tribal or local statute, law, code, rule, treaty, convention, application, order, decree, consent decree, injunction, directive, determination or other requirement (whether or not having the force of law) relating to such Person or matter and, where applicable, any interpretation thereof by a Government Agency having jurisdiction with respect thereto or charged with the administration or interpretation thereof.

      "APPLICABLE MARGIN" means, with respect to any Credit Extension at any time of determination, a margin above the interest rate or fee applicable to such Credit Extension equal to the following:

         --------------------------------------- -------------------- --------------------------------------
                                                 LIBO Rate            Alternate Reference Rate
         --------------------------------------- -------------------- --------------------------------------
         Tranche A Loan                          2.0%                 0%
         --------------------------------------- -------------------- --------------------------------------
         Tranche B Loan                          6.0%                 LIBO RATE MINUS 2.0%
         --------------------------------------- -------------------- --------------------------------------
         Letter of Credit                        2.0%                 0%
         --------------------------------------- -------------------- --------------------------------------

      "APPROVALS" means each and every approval, authorization, license, permit, consent, variance, land use entitlement, franchise, agreement, filing or registration by or with any Government Agency or other Person necessary for all stages of developing, operating, maintaining and abandoning Oil and Gas Properties.

      "APPROVED BUDGET" means the Borrower's plan, as approved by the Lender pursuant to SECTION 8.1.3, for conducting Approved Development Activities on the Oil and Gas Properties comprising the Borrowing Base Properties, Mortgaged Properties and the Development Properties. The Approved Budget shall set forth, by geographic region or trend, as appropriate, projected drilling costs, completion costs, geological and geophysical costs, G&A Expenses, workover expenses (beyond those accounted for by the Borrower as lease operating expenses), the number of wells to be drilled and other major items as the Lender may reasonably request, in each quarter for the 12 month period covered by such Approved Budget. The Approved Budget shall be presented in substantially the form of EXHIBIT P, or such other form as the Lender may approve, and shall be updated each Fiscal Quarter for the following eight (8) Fiscal Quarters as provided in SECTION 8.1.1.

      "APPROVED DEVELOPMENT ACTIVITIES" means drilling, geological and geophysical investigations and evaluations and related activities on the Borrowing Base Properties, the Mortgaged Properties and/or Development Properties substantially in accordance with the Approved Budget (i) in order to bring into production Proven Reserves which the Lender has included in its determination of the Borrowing Base, and (ii) in order to further explore and/or develop the Mortgaged Properties and the Development Properties not otherwise included in the Borrowing Base, in each case as approved by the Lender.

      "ARRANGER" means Deutsche Bank Alex. Brown, Inc.

      "ASPECT" means Aspect Resources LLC, a Colorado limited liability company.

      "ASSIGNEE LENDER" is defined in SECTION 10.11.1.

      "ASSIGNMENT" means the Assignment and Conveyance of Overriding Royalty Interest, substantially in the form of EXHIBIT J, from the Borrower and/or the Borrower's Subsidiaries to the Designee, assigning to the Designee, as additional consideration for the making of Commitments by the Lender and not as collateral security for the Loans, overriding royalty interests in its or their Hydrocarbon Interests comprising certain Oil and Gas Properties of the Borrower and its Subsidiaries, as set forth in the Confidential Fee Letter. The overriding royalty interest conveyed by the Assignment is subject to reduction as set forth in the Agreement Concerning Overriding Royalty Interest between the Borrower, the Lender and the Designee, and the Borrower has the optional right to purchase such overriding royalty interest from the Designee as provided in the Confidential Fee Letter.

      "AUTHORIZED OFFICER" means, relative to any Obligor, those of its officers whose signatures and incumbency shall have been certified to the Lender pursuant to SECTION 6.1.1.

      "BASE RATE LOAN" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Reference Rate.

      "BONUS PLAN" means the employee bonus plan of Borrower, which cannot be modified, revised or amended without the prior written consent of Lender, a copy of which is attached hereto as SCHEDULE VIII.

      "BORROWER" is defined in the PREAMBLE.

      "BORROWING" means the Loans of the same type and, in the case of LIBO Rate Loans, having the same Interest Period made by the Lender on the same Business Day and pursuant to the same Borrowing Request in accordance with SECTION 2.1.

      "BORROWING BASE" means, as at any date, (a) prior to the initial Borrowing Base Redetermination, $20,000,000, subject to reduction, however, as set forth in that certain Closing Agreement dated as of the Effective Date between the Borrower and the Lender (the "CLOSING AGREEMENT"), and (b) thereafter, (i) that amount of Indebtedness for borrowed money under the Facility that the Lender determines can be supported by the Proven Reserves attributable to Hydrocarbon Interests owned directly by the Borrower or its Subsidiaries which are a part of the Borrowing Base Properties, after an engineering and economic review of such reserves conducted by the Lender using its customary standards for oil and gas facilities of this type, taking into account the value of all those proved developed producing oil and gas reserves and certain portions of certain other categories of Proven Reserves attributable to the Borrowing Base Properties.

      "BORROWING BASE DEFICIENCY" means the amount by which (a) the sum of the aggregate outstanding principal amount of all Tranche A Loans plus Letter of Credit Outstandings exceeds (b) the then current Borrowing Base.

      "BORROWING BASE DEFICIENCY NOTIFICATION DATE" means the date on which any notice of a Borrowing Base Deficiency is received by the Borrower.

      "BORROWING BASE PROPERTIES" means those Mortgaged Properties, those Development Properties and those other Oil and Gas Properties owned by the Borrower or its Subsidiaries, if any, that are given value by the Lender in its determination of the then current Borrowing Base.

      "BORROWING BASE REDETERMINATION" is defined in SECTION 2.6.

      "BORROWING REQUEST" means a loan request and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of EXHIBIT B-1 hereto.

      "BUSINESS DAY" means

            (a) any day which is neither a Saturday or Sunday nor any other day on which banks are authorized or required to be closed in New York, New York; and

            (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

      "CAPITAL EXPENDITURES" means, for any period, (without duplication) the aggregate amount of all expenditures of the Borrower and its consolidated Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures including, with respect to any period, payments made by the Borrower and its consolidated Subsidiaries with respect to Capitalized Lease Liabilities incurred during such period.

      "CAPITALIZATION" means, at any time, the sum of (a) the total Debt of the Borrower and its consolidated Subsidiaries PLUS (b) the total equity of the Borrower and its consolidated Subsidiaries, PLUS or MINUS as the case may be (c) the effects, if any, of FAS 133.

      "CAPITALIZED LEASE LIABILITIES" means all monetary obligations of the Borrower or any of its consolidated Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

      "CASH EQUIVALENT INVESTMENT" means, at any time:

            (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the United States Government;

            (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                  (i) a corporation (other than an Affiliate of the Borrower)
            organized under the laws of any state of the United States or of the District of Columbia and rated at least A-1 by S&P or P-1 by Moody's., or

                  (ii) the Lender;

            (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by

                  (i) a commercial banking institution that is a member of the
            Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                  (ii) the Lender; or

            (d) any repurchase agreement entered into with the Lender (or other commercial banking institution of the stature referred to in CLAUSE (c)) which

                  (i) is secured by a fully perfected security interest in any obligation of the type described in any of CLAUSES (a) through (c); and

                  (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the Lender (or other commercial banking institution) thereunder.

      "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

      "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

      "CHANGE IN CONTROL" means if (a) either Old Esenjay or Aspect shall fail beneficially to own at least 80% of their existing percentages of the outstanding shares of the voting capital stock of the Borrower as of August 1, 2001 (subject to dilution only in the event of the issuance of additional shares of such voting capital stock), on a fully diluted basis, (b) Michael Johnson, Alex Cranberg, David Berry and/or David B. Christofferson shall fail to be actively involved in the management of the business of the Borrower or (c) the Borrower ceases to own beneficially and of record 100% of the capital stock of each of the Borrower's Subsidiaries.

      "CODE" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and the regulations promulgated thereunder.

      "COLLATERAL VALUE" shall mean, as at any date, (a) prior to the initial Collateral Value Redetermination, $30,000,000, subject to reduction, however, as set forth in the Closing Agreement, and (b) thereafter, the lesser of

      (X) the quotient of (i) the projected net future cash flow, discounted at ten percent (10%) per annum, from the anticipated production of Hydrocarbons from Proven Reserves attributable to Hydrocarbon Interests owned directly by the Borrower or one of the Borrower's Subsidiaries which are a part of the Borrowing Base Properties, after an engineering and economic review of such reserves conducted by the Lender taking into account the value of all those proved developed producing oil and gas reserves and all other categories of Proven Reserves attributable to the Borrowing Base Properties that the Lender expects can become proved developed producing reserves with funds that the Lender determines are available to the Borrower for such purpose and use, divided by (ii) 1.4, and

      (Y) quotient of (i) the projected net future cash flow, discounted at ten percent (10%) per annum, from the anticipated production of Hydrocarbons from Proven Reserves attributable to Hydrocarbon Interests owned directly by the Borrower or one of the Borrower's Subsidiaries which are a part of the Borrowing Base Properties, after an engineering and economic review of such reserves conducted by the Lender taking into account the value of all those proved developed producing oil and gas reserves and all other categories of Proven

      Reserves attributable to the Borrowing Base Properties that the Lender expects can become proved developed producing reserves with funds that the Lender determines are available to the Borrower for such purpose and use, divided by (ii) 1.25, minus the amount calculated from time to time by the Lender as the Mark to Market Exposure under all Hedging Agreements between the Borrower and the Lender or any Affiliate of the Lender and all other Hedging Agreements of the Borrower that are otherwise permitted by this Agreement.

      "COLLATERAL VALUE DEFICIENCY" means the amount by which (a) the sum of the aggregate outstanding principal amount of all Tranche A Loans PLUS the aggregate outstanding principal amount of the Tranche B Loan PLUS all Letter of Credit Outstandings exceeds (b) the then current Collateral Value.

      "COLLATERAL VALUE DEFICIENCY NOTIFICATION DATE" shall mean the date on which any notice of a Collateral Value Deficiency is received by the Borrower.

      "COLLATERAL VALUE REDETERMINATION" is defined in SECTION 2.6.

      "COMMITMENT" means the Lender's commitment pursuant to SECTION 2.1 to make Loans to the Borrower and to issue Letters of Credit in accordance with the terms and provisions of this Agreement.

      "COMMITMENT AMOUNT" means the lesser of

            (a) (i) $40,000,000, as reduced from time to time pursuant to the provisions of SECTION 2.2, and (ii) the Collateral Value (at all times prior to the Tranche B Availability Termination Date), and

            (b) (i) $30,000,000, as reduced from time to time pursuant to the provisions of SECTION 2.2, and (ii) the Borrowing Base (at all times subsequent to the Tranche B Availability Termination Date).

      "COMMITMENT AVAILABILITY" means, on any date, the excess of

            (c) the then applicable Commitment Amount, over

            (d) the sum of

                  (i) the aggregate outstanding principal amount of all
            applicable Loans on such date, plus

                  (ii) the Letter of Credit Outstandings on such date.

         "COMMITMENT TERMINATION DATE" means the earliest of

            (a) the date on which either the Tranche A Commitment Amount or the Tranche B Commitment Amount, or either of them, as applicable, is terminated in full or reduced to zero pursuant to SECTION 2.2; and

            (b) the date on which any Commitment Termination Event occurs.

      "COMMITMENT TERMINATION EVENT" means

            (a) the occurrence of any Default described in CLAUSES (a) through
      (d) of SECTION 9.1.9 with respect to the Borrower or any Subsidiary; or

            (b) the occurrence and continuance of any other Event of Default and either

                  (i) the declaration of the Loans and other Obligations to be due and payable pursuant to SECTION 9.3, or

                  (ii) in the absence of such declaration, the giving of notice by the Lender to the Borrower that the Commitments have been terminated.

      "CONFIDENTIAL FEE LETTER" means that certain confidential fee letter dated as of August 13, 2001, between the Borrower, the Arranger and the Lender, as the same may be from time to time amended, modified and supplemented.

      "CONSENT" means a Consent to Assignment executed and delivered pursuant to
SECTION 6.2.6, substantially in the form of EXHIBIT R, as amended, supplemented, restated or otherwise modified from time to time pursuant to which the Borrower's counterparty to each Material Contract (i) consents to the assignment of each such Material Contract to the Lender as security for the Obligations and
(ii) provides the Lender an independent right to cure defaults under such Material Contract.

      "CONSOLIDATED NET INCOME" means, with respect to the Borrower and its consolidated Subsidiaries for any period, the consolidated net income (or loss) of the Borrower and its consolidated Subsidiaries for such period determined in accordance with GAAP.

      "CONTINGENT LIABILITY" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse,
(a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; or (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered.

      "CONTINUATION/CONVERSION NOTICE" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit B-2 hereto.

      "CONTROLLED GROUP" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

      "CREDIT EXTENSION" means and includes

            (a) the advancing of any Tranche A Loans by the Lender in connection with a Borrowing hereunder,

            (b) the advancing of any Tranche B Loans by the Lender in connection with a Borrowing hereunder, and

            (c) any issuance by an Issuer, or the extension of the Stated Expiry Date by an Issuer, of a Letter of Credit.

      "CURRENT RATIO" means, as of the end of each Fiscal Quarter, the ratio of

            (a) the current assets (including the unused portion of the Commitment Amount (to the extent available to be borrowed)) of the Borrower and its consolidated Subsidiaries

      TO

            (b) the current liabilities (minus the current portion of long term
      Debt) of the Borrower and its consolidated Subsidiaries.

      "DEBT" means the outstanding principal amount of all Indebtedness of the Borrower and its consolidated Subsidiaries of the nature referred to in CLAUSES
(a) and (b) of the definition of "INDEBTEDNESS".

      "DEBT TO CAPITALIZATION RATIO" means, as of the end of each Fiscal Quarter, the ratio of (a) Debt to (b) Capitalization.

      "DEBT TO EBITDA RATIO" means, for any four (4) consecutive Fiscal Quarters commencing with the Fiscal Quarter beginning July 1, 2001, the ratio of (a) Debt as of the last day of such Fiscal Quarter to (b) EBITDA for such Fiscal Quarters; PROVIDED, HOWEVER, that solely for purposes of calculating the Debt to EBITDA Ratio there shall be excluded from the calculation of Consolidated Net Income those expenses of the

Borrower and its Consolidated Subsidiaries for geological and geophysical services and those incurred in connection with oil and gas wells that were not commercially successful, in each case with respect to such entities' Oil and Gas Properties where such expenses have not been capitalized.

      "DEFAULT" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

      "DEVELOPMENT PROPERTIES" means the Oil and Gas Properties owned directly by the Borrower and its Subsidiaries that are projected to be the subject of Approved Development Activities in accordance with the then current Approved Budget.

      "DISBURSEMENT DATE" is defined in SECTION 4.4.

      "DESIGNEE" is defined in SECTION 3.5.

      "DISBURSEMENT" means the amount disbursed by the Issuer on a Disbursement Date.

      "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE I, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Lender.

      "DISTRIBUTION PAYMENTS" is defined in SECTION 8.2.6.

      "DOLLAR" and the sign "$" mean lawful money of the United States.

      "DOMESTIC OFFICE" means the office of the Lender designated as such on its signature page hereto or designated in a Lender Assignment Notice or such other office of the Lender (or any successor or assign of the Lender) within the United States as may be designated from time to time by notice from the Lender, as the case may be, to each other Person party hereto.

      "EBITDA" means for any period, the sum, without duplication, of the following:

            (a) Consolidated Net Income for such period, plus

            (b) Interest Expense for such period, plus

            (c) all depreciation and amortization of assets (including goodwill and other intangible assets) of the Borrower and its consolidated Subsidiaries deducted in determining Consolidated Net Income for such period, plus (minus)

            (d) all federal, state, local and foreign income taxes of the Borrower and its consolidated Subsidiaries deducted (or credits added) in determining Consolidated Net Income for such period, plus (minus)

            (e) all non-cash items deducted or added pursuant to FAS 133, plus (minus)

            (f) other non-cash items deducted or added in determining Consolidated Net Income for such period.

      "EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 10.8.

      "ENGINEERING REPORT" means one or more reports, in form and substance satisfactory to the Lender, prepared at the sole cost and expense of the Borrower by Ryder Scott Company or another petroleum engineer acceptable to the Lender in its reasonable business judgment, which shall evaluate the Proven Reserves and probable reserves attributable to the Hydrocarbon Interests owned directly by the Borrower and/or its Subsidiaries and constituting part of the Borrowing Base Properties, as of the immediately preceding January 1 or July 1. Each Engineering Report shall set forth volumes, projections of the future rate of production, Hydrocarbons prices, escalation rates, discount rate assumptions, and net proceeds of production, present value of the net proceeds of production, estimated costs of Remedial Action, operating expenses and capital expenditures, in each case based upon updated economic assumptions reasonably acceptable to the Lender.

      "ENVIRONMENTAL LAWS" means all Applicable Laws relating to public health and safety through protection of the environment.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

      "EVENT OF DEFAULT" is defined in SECTION 9.1.

      "EXISTING CREDIT AGREEMENT" is defined in the SECOND RECITAL.

      "EXISTING CREDIT DOCUMENTS" is defined in the FOURTH RECITAL.

      "EXISTING NOTES" is defined in the FOURTH RECITAL.

      "EXISTING SECURITY DOCUMENTS" is defined in the THIRD RECITAL.

      "EXISTING SECURED DEBT" means the Debt of the Borrower under the Existing Credit Agreement.

      "FACILITY" means the Tranche A Facility or the Tranche B Facility, or either of them, as the case may be, providing for the Commitment and the Loans.

      "FAS 133" means Statement No. 133 issued by the Financial Accounting Standards Board and captioned "Accounting for Derivative Instruments and Hedging Activities".

      "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day, such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Lender of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Lender.

      "FISCAL QUARTER" means any quarter ending on the last day of March, June, September, and December of a Fiscal Year.

      "FISCAL YEAR" means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (E.G., "Fiscal Year 2001") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

      "F.R.S. BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

      "GAAP" is defined in SECTION 1.4.

      "G&A EXPENSES" means the general and administrative expenses of the Borrower and its Subsidiaries not attributable to any particular Oil and Gas Property or Properties, including without limitation, salaries, office rent and operating expenses, overhead and outside contractors.

      "GOVERNMENT AGENCY" means any federal, state, regional, tribal or local government or governmental department or other entity charged with the administration, interpretation or enforcement of any Applicable Law.

      "GRANTORS" is defined in the THIRD RECITAL.

      "GUARANTIES" means the guaranties of the Obligations, executed and delivered pursuant to SECTION 6.1.3 AND SECTION 6.2.7, substantially in the form of EXHIBIT E, given by each of the Borrower's Subsidiaries.

      "HAZARDOUS MATERIAL" means

            (a) any "hazardous substance", as defined by CERCLA;

            (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended;

            (c) any petroleum, crude oil or fraction thereof;

            (d) any hazardous, dangerous or toxic chemical, material, waste or substance within the meaning of any Environmental Law;

            (e) any radioactive material, including any naturally occurring radioactive material, and any source, special or by-product material as defined in 42 U.S.C. Section 2011 et seq., and any amendments or reauthorizations thereof;

            (f) asbestos-containing materials in any form or condition; or

            (g) polychlorinated biphenyls in any form or condition.

      "HEDGING AGREEMENTS" means:

            (a) interest rate swap agreements, basis swap agreements, interest rate cap agreements, forward rate agreements, interest rate floor agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates, and

            (b) forward contracts, options, futures contracts, futures options, commodity swaps, commodity options, commodity collars, commodity caps, commodity floors and all other agreements or arrangements designed to protect such Person against fluctuations in the price of commodities.

      "HEDGING OBLIGATIONS" means, with respect to any Person, all liabilities (including but not limited to obligations and liabilities arising in connection with or as a result of early or premature termination of a Hedging Agreement, whether or not occurring as a result of a default thereunder) of such Person under a Hedging Agreement.

      "HIGHEST LAWFUL RATE" is defined in SECTION 3.2.4.

      "HYDROCARBON INTERESTS" means all rights, titles and interests in and to oil and gas leases; oil, gas and mineral leases; other Hydrocarbon leases; mineral interests; mineral servitudes; overriding royalty interests; royalty interests; net profits interests; production payment interests; and other similar interests.

      "HYDROCARBONS" means, collectively, oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate and all other liquid or gaseous hydrocarbons and related minerals and all products therefrom, in each case whether in a natural or a processed state.

      "INCREMENTAL PROVED PRODUCING RESERVES" means those Proven Reserves attributable to the Hydrocarbon Interests owned by the Borrower and its Consolidated Subsidiaries in excess of the baseline volumes set forth on
SCHEDULE VII hereto.

      "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification

            (a) which is of a "going concern" or similar nature;

            (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

            (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under SECTION 8.2.4.

      "INCLUDING" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

      "INDEBTEDNESS" of any Person means, without duplication:

            (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

            (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person;

            (c) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

            (d) net liabilities of such Person under all Hedging Obligations;

            (e) all net monetary obligations of such Persons with respect to Production Payments;

            (f) all Capitalized Lease Liabilities;

            (g) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

            (h) all Contingent Liabilities of such Person;

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, unless the Lender expressly permits exclusion based on non-recourse provisions acceptable to the Lender set forth in the agreements regarding such Indebtedness..

      "INDEMNIFIED LIABILITIES" is defined in SECTION 10.4.

      "INDEMNIFIED PARTIES" is defined in SECTION 10.4.

      "INITIAL TRANCHE B AMOUNT" means the original, principal amount of the Tranche B Loan made by the Lender on the Effective Date.

      "INTEREST COVERAGE RATIO" means, for any four (4) consecutive Fiscal Quarters commencing with the Fiscal Quarter beginning July 1, 2000, the ratio of
(a) EBITDA for such Fiscal Quarters to (b) Interest Expense for such Fiscal Quarters; PROVIDED, HOWEVER, that solely for purposes of calculating the Interest Coverage Ratio there shall be excluded from the calculation of Consolidated Net Income those expenses of the Borrower and its Consolidated Subsidiaries for geological and geophysical services and those incurred in connection with oil and gas wells that were not commercially successful, in each case with respect to such entities' Oil and Gas Properties where such expenses have not been capitalized.

      "INTEREST EXPENSE" means, for any period, the consolidated interest expense of the Borrower and its consolidated Subsidiaries for such period (including all imputed interest under Hedging Agreements, but excluding all fees paid under Section 3.3), as determined in accordance with GAAP, including the interest expense associated with any Capitalized Lease Liabilities of the Borrower and its consolidated Subsidiaries.

      "INTEREST PERIOD" means, relative to any LIBO Rate Loan, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to SECTION 2.3 or 2.4 and ending on (but excluding) the day which numerically corresponds to such date one, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in each case as the Borrower may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

            (a) no more than three different Interest Periods may be in effect at any time;

            (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

            (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following

      Business Day is the first Business Day of another calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

            (d) no Interest Period may end later than the Stated Maturity Date; and

            (e) the Borrower shall select each Interest Period for a particular LIBO Rate Loan so as not to require (as reasonably foreseeable as possible) a prepayment of such LIBO Rate Loan during such Interest Period.

      "INVESTMENT" means, relative to any Person,

            (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business and excluding prepaid expenses incurred in the ordinary course of business);

            (b) any Contingent Liability of such Person; and

            (c) any ownership or similar interest held by such Person in any other Person; PROVIDED, HOWEVER, that (i) Hedging Obligations and (ii) Production Payments where the Borrower or its Subsidiary is the grantor or transferor thereof shall not be considered Investments.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

      "ISSUANCE REQUEST" means a request for the issuance of a Letter of Credit and certificate duly executed by the chief executive, accounting or financial Authorized Officer of the Borrower, in substantially the form of EXHIBIT M attached hereto (with such changes thereto as may be agreed upon from time to time by the Issuer and the Borrower).

      "ISSUER" means the Lender or its designee, in its capacity as an issuer of the Letters of Credit.

      "LENDER ASSIGNMENT NOTICE" means a Lender Assignment Notice substantially in the form of EXHIBIT G hereto.

      "LENDER" is defined in the PREAMBLE.

      "LETTER OF CREDIT" is defined in SECTION 4.1.

      "LETTER OF CREDIT AVAILABILITY" means, at any time, the lesser of

            (a) the excess of

                  (i) $1,000,000 OVER

                  (ii) the then Letter of Credit Outstandings,

      OR

            (b) the Tranche A Commitment Availability at such time.

      "LETTER OF CREDIT OUTSTANDINGS" means, at any time, an amount equal to sum of

            (a) the aggregate Stated Amount at such time of all Letters of Credit then outstanding and undrawn (as such aggregate Stated Amount shall be adjusted, from time to time, as a result of drawings, the issuance of Letters of Credit, or otherwise),

PLUS

            (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

      "LIBO RATE" means, with respect to each Interest Period for a LIBO Rate Loan, the rate of interest equal to the average (rounded upward, if necessary, to the nearest 1/16th of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to the Lender's LIBOR Office in the London interbank market as at or about 11:00 a.m. London time two (2) Business Days prior to the beginning of such Interest Period for Dollar deposits of amounts comparable to the outstanding principal amount of the LIBO Rate Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such LIBO Rate Loan.

      "LIBO RATE LOAN" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate.

      "LIBO RATE (RESERVE ADJUSTED)" means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) determined pursuant to the following formula:

           ------------------------------------------------ ---------------------------------------------------------
           LIBO Rate                                        LIBO Rate
           ------------------------------------------------ ---------------------------------------------------------
           (Reserve Adjusted)                               1.00 - LIBOR Reserve Percentage
           ------------------------------------------------ ---------------------------------------------------------

      The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Lender on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Lender, two Business Days before the first day of such Interest Period.

      "LIBOR OFFICE" means the office of the Lender designated as such on the signature page hereto or designated in a Lender Assignment Notice or such other office of the Lender (or any successor or assign of the Lender) as designated from time to time by notice from the Lender to the Borrower, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of the Lender hereunder.

      "LIBOR RESERVE PERCENTAGE" means, relative to any Interest Period for LIBO Rate Loans, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

      "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in Property to secure (i) the payment of a debt or (ii) the performance of an obligation, or other priority or preferential arrangement of any kind or nature whatsoever in respect of any Property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing.

      "LOANS" means the loans provided for by SECTION 2.1 and shall include Tranche A Loans and Tranche B Loans.

      "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Documents, the Warrant Documents, all Letters of Credit, all Hedging Agreements and all other agreements relating to this Agreement entered into from time to time between the Borrower (or any or all of its Subsidiaries or Affiliates) and the Lender (or any Affiliate of the Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with any of the foregoing.

      "MMBtu" means one million British Thermal Units.

      "MARK TO MARKET EXPOSURE" means the net amount, as determined by the Lender from time to time, that would be required to terminate all outstanding transactions then open under Hedging Agreements between the Borrower and any other Person.

      "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities, contractual obligations, condition (financial or otherwise), affairs or prospects of the Borrower or any other Obligor and its consolidated Subsidiaries; or (b) a material impairment of the ability of the Borrower or any Obligor to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon (i) the legality, validity, binding effect or enforceability against the Borrower, its Subsidiaries or any other Obligor of any Loan Document, or (ii) the perfection or priority of any Lien granted under any of the Loan Documents.

      "MATERIAL CONTRACT" means (i) each Acquisition Agreement, Hydrocarbon purchase and sale agreement, or similar contract relating to any Hydrocarbon Interests included in the Mortgaged Properties, Borrowing Base Properties and/or Development Properties or (ii) other agreement designated as such by the Lender.

      "MOODY'S" means Moody's Investors Services, Inc. or any successor thereto.

      "MORTGAGE CONSENTS" means all consents required under existing oil and gas leases or other agreements and Approvals by Governmental Agencies to the granting of a Mortgage to the Lender, and as reasonably determined by the Lender with respect to Acquired Properties that become Mortgaged Properties after the Effective Date.

      "MORTGAGES" means the Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statements and Fixture Filing executed and delivered pursuant to SECTION 6.1.7 and SECTION 6.2.2, substantially in the form of EXHIBIT D hereto, as amended, supplemented, restated or otherwise modified from time to time.

      "MORTGAGED PROPERTIES" means the Hydrocarbon Interests, Properties and interests described in and secured by the Mortgages, as such Properties and interests are from time to time constituted, all as further provided in SECTION
6.1.7 and SECTION 6.2.2.

      "NON-REDEEMABLE STOCK" means stock issued by the Borrower or any of its Subsidiaries, PROVIDED that such stock is not considered debt for GAAP, tax law or any other purpose and PROVIDED FURTHER that neither the Borrower nor any of its Subsidiaries has any obligation to redeem or purchase or pay dividends on such stock or to exchange such stock for, or convert such stock to, any other security, whether such obligation arises pursuant to the terms of such stock or any other agreement relating thereto or otherwise and whether or not such obligation exists in all circumstances or only upon the occurrence of a particular event or condition or upon the passage of time or otherwise.

      "NOTES" means the secured promissory note or notes of the Borrower payable to the order of the Lender, in the form of EXHIBIT A hereto (as such promissory notes may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to the Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

      "OBLIGATIONS" means all obligations (monetary or otherwise) of the Borrower and/or any other Obligor arising under or in connection with this Agreement, the Notes and each other Loan Document, including without limitation, all Hedging Obligations arising under Hedging Agreements between the Borrower (or any Affiliate of the Borrower) and the Lender (or any Affiliate of the Lender).

      "OBLIGOR" means the Borrower, any of its Subsidiaries or any other Person (other than the Lender or any Affiliate of the Lender) obligated under, or otherwise a party to, any Loan Document.

      "OIL AND GAS PROPERTIES" means Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Government Agency having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, joint venture agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, profits a prendre, hereditaments, appurtenances and Properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, water wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

      "OLD ESENJAY" means Esenjay Petroleum Corporation, a Texas corporation.

      "ORGANIC DOCUMENT" means, relative to any corporate Obligor, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, and, relative to any partnership Obligor, its partnership agreement.

      "OVERRIDING ROYALTY INTEREST" means the (i) interests conveyed and assigned by the Assignment (including those delivered on the Effective Date and those delivered at any time thereafter), and (ii) all overriding royalty interests previously conveyed and assigned by the Borrower and its Consolidated Subsidiaries to the Lender or the Designee pursuant to the terms of the Existing Credit Agreement.

      "PARTICIPANT" is defined in SECTION 10.11.2.

      "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

      "PENSION PLAN" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with the Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

      "PERCENTAGE" means, relative to the Lender, 100%, as such percentage may be adjusted from time to time pursuant to Lender Assignment Notice(s) executed by the Lender and its Assignee Lender(s) and delivered pursuant to SECTION 10.11.

      "PERSON" means any natural person, corporation, partnership, joint venture, limited liability company, firm, association, trust, Government Agency or any other entity, whether acting in an individual, fiduciary or other capacity.

      "PLAN" means any Pension Plan or Welfare Plan.

      "PLEDGE AGREEMENT" means a Pledge Agreement of the Borrower executed and delivered pursuant to SECTION 6.1.4 and SECTION 6.2.8, substantially in the form of EXHIBIT F-1 hereto, and a Pledge Agreement of each of the Borrower's Subsidiaries executed and delivered pursuant to SECTION 6.1.4 and SECTION 6.2.8, substantially in the form of EXHIBIT F-2 hereto, in each case as amended, supplemented, restated or otherwise modified from time to time.

      "PROCEEDS ACCOUNT" is defined in SECTION 3.4.

      "PRODUCTION PAYMENTS" means a production payment (whether volumetric or dollar denominated) or similar royalty, overriding royalty, net profits interest or other similar interest in Oil and Gas Properties, or the right to receive all or a portion of the production or the proceeds from the sale of production attributable to such Oil and Gas Properties where the holder of such interest has recourse solely to such interest and the grantor or transferor thereof has an express contractual obligation to produce and sell Hydrocarbons from such Oil and Gas Properties, or to cause such Oil and Gas Properties to be so operated and maintained, in each case in a reasonably prudent manner.

      "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "PROVEN RESERVES" means collectively, "proved oil and gas reserves," "proved developed producing oil and gas reserves," "proved developed non-producing oil and gas reserves" (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and "proved undeveloped oil and gas reserves," as such terms are defined by the U.S. Securities and Exchange Commission in its standards and guidelines.

      "QUARTERLY PAYMENT DATE" means, commencing in October 2001, the first Business Day of each April, July, October and January.

      "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, substantially in the form of EXHIBIT O-3, between the Borrower and the Lender or the Designee.

      "REIMBURSEMENT OBLIGATION" is defined in SECTION 4.5.

      "RELEASE" means a "release," as such term is defined in CERCLA.

      "REMEDIAL ACTION" means any action under Environmental Laws required to
(a) clean up, remove, treat, dispose of, abate, or in any other way address pollutants (including Hazardous Materials) in the environment, (b) prevent the Release or threat of a Release or minimize the further Release of pollutants, or
(c) investigate and determine if a remedial response is needed and to design such a response and any post-remedial investigation, monitoring, operation, and maintenance and care.

      "RESOURCE CONSERVATION AND RECOVERY ACT" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, ET SEQ., as in effect from time to time.

      "RESTRICTED PAYMENT TESTS" means compliance with each of the following restrictions (both before and immediately after giving effect to the applicable Distribution Payment):

            (a) Tangible Net Worth shall not be less than the sum of (i) $20,000,000 plus (ii) fifty percent (50%) of Consolidated Net Income (excluding the effects of consolidated net losses), for all Fiscal Quarters beginning after the Effective Date and treated as a single accounting period;

            (b) the Current Ratio shall be not less than 1.0:1.0;

            (c) the Debt to Capitalization Ratio shall not be greater than 60%;

            (d) the Debt to EBITDA Ratio shall not be greater than 3.0:1.0;

            (e) the Interest Coverage Ratio shall be not less than 3.0:1.0;

            (f) the Tranche B Loan shall have been paid in full and the Tranche B Commitment shall have been terminated;

            (g) there shall exist no Collateral Value Deficiency;

            (h) there shall exist no Borrowing Base Deficiency; and

            (i) no Default shall have occurred and be continuing.

      "S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc. or any successor thereto.

      "SECURITY AGREEMENT" means a security agreement and any similar instrument or agreement executed and delivered pursuant to SECTION 6.1.5 or SECTION 6.2.6, substantially in the form of EXHIBIT C, as amended, supplemented, restated or otherwise modified from time to time.

      "SECURITY DOCUMENTS" means, collectively, (a) the Guaranties, (b) the Pledge Agreements, (c) the Mortgages, (d) the Security Agreements, (e) the Consents and (f) the Mortgage Consents, together with any exhibits, schedules and other attachments to such documents and any financing statements related thereto, as such documents, exhibits, schedules, attachments or financing statements may be, from time to time, amended, supplemented, restated or otherwise modified.

      "STATED AMOUNT" of each Letter of Credit means the face amount or the "Stated Amount" of such Letter of Credit (as defined therein).

      "STATED EXPIRY DATE" is defined in SECTION 4.1.

      "STATED MATURITY DATE" means

            (a) as to any Tranche A Loan, that date that is four (4) years after the Tranche A Availability Termination Date; and

            (b) as to any Tranche B Loan, that date that is two (2) years after the Tranche B Availability Termination Date.

      "SUBSIDIARY" means, with respect to any Person, (a) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, (b) any partnership, limited liability company, joint venture, association or other business entity in which more than 50% of the equity interest or voting power is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person or (c) any partnership in which such Person is a general partner.

      "SURETY INSTRUMENTS" means all letters of credit (including standby and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

      "TANGIBLE NET WORTH" means the consolidated net worth of the Borrower and its consolidated Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of the Borrower and its consolidated Subsidiaries, including goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, brand names and adding or subtracting the effects, if any, of FAS 133.

      "TAXES" is defined in SECTION 5.6.

      "TERM LOAN" means a Tranche A Loan that has been converted from a revolving loan to a term loan pursuant to the provisions of SECTION 2.1.1.

      "TRANCHE A AVAILABILITY TERMINATION DATE" means July 31, 2002.

      "TRANCHE A COMMITMENT" means the Lender's commitment pursuant to SECTION
2.1.1 to make Tranche A Loans to the Borrower in accordance with the terms and provisions of this Agreement.

      "TRANCHE A COMMITMENT AMOUNT" means $30,000,000, as reduced from time to time pursuant to the provisions of SECTION 2.2.

      "TRANCHE A FACILITY" means the Facility providing for the Tranche A Commitment and the Tranche A Loans.

      "TRANCHE A LOAN" means the loans made by the Lender to the Borrower pursuant to its Tranche A Commitment in accordance with SECTIONS 2.1.1 and 2.3, and includes such Loans during all times before and after they have been converted into a Term Loan pursuant to SECTION 2.1.1(B).

      "TRANCHE B AVAILABILITY TERMINATION DATE" means the Effective Date.

      "TRANCHE B COMMITMENT" means the Lender's commitment pursuant to SECTION
2.1.2 to make the Tranche B Loan to the Borrower in accordance with the terms and provisions of this Agreement.

      "TRANCHE B COMMITMENT AMOUNT" means $10,000,000, as reduced from time to time pursuant to the provisions of SECTION 2.2.

      "TRANCHE B FACILITY" means the Facility providing for the Tranche B Commitment and the Tranche B Loan.

      "TRANCHE B LOAN" means the Loan made by the Lender to the Borrower pursuant to its Tranche B Commitment in accordance with SECTIONS 2.1.2 and 2.3.

      "TYPE" means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

      "UNITED STATES" or "U.S." means the United States of America, its fifty States and the District of Columbia.

      "WARRANT AGREEMENT" means the Warrant Agreement, substantially in the form of EXHIBIT O-1, between the Borrower and the Lender or the Designee.

      "WARRANT DOCUMENTS" means the Warrant Agreement, the Warrants and the Registration Rights Agreement.

      "WARRANTS" means the warrants, substantially in the form of EXHIBIT O-2, from the Borrower to the Lender or the Designee.

      "WELFARE PLAN" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

      SECTION 1.2. USE OF DEFINED TERMS. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/Conversion Notice, notice and other communication or other Loan Document delivered from time to time in connection with this Agreement or any other Loan Document.

      SECTION 1.3. CROSS-REFERENCES. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section in this Agreement or other Loan Document, as applicable.

            (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

            (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

                  (iii) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and
      (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

            (e) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Lender by way of consent, approval or waiver shall be deemed modified by the phrase "in its sole discretion."

            (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Lender, the Borrower and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lender merely because of the Lender's involvement in their preparation.

      SECTION 1.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under SECTION 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in SECTION 7.7.

                                   ARTICLE II

                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

      SECTION 2.1. COMMITMENTS. On the terms and subject to the conditions of this Agreement (including ARTICLE V), the Lender agrees to make loans ("LOANS") to the Borrower equal to the aggregate amount of the Borrowing of Loans requested by the Borrower to be made pursuant to the Commitments on such day described in this SECTION 2.1.

      SECTION 2.1.1. TRANCHE A COMMITMENT.

            (a) From time to time on any Business Day during the period from and after the Effective Date to the earlier to occur of (x) Tranche A Availability Termination Date and (y) any Commitment Termination Date relating to all

      Commitments or to the Tranche A Commitment, the Lender will make Tranche A Loans to the Borrower equal to the amount of the Tranche A Loan requested by the Borrower to be made on such day in the applicable Borrowing Request therefor. On the terms and subject to the conditions of this Agreement, the Borrower may from time to time borrow, prepay and reborrow Tranche A Loans.

            (b) On the terms and subject to the conditions of this Agreement, the Lender agrees to convert the aggregate unpaid principal amount of the Tranche A Loans outstanding at the opening of business on the Tranche A Availability Termination Date to a Term Loan, PROVIDED that (i) no Event of Default has occurred and is continuing at that time, (ii) the representations and warranties of the Borrower and its Subsidiaries made and given in the Loan Documents are true and correct and (iii) the Borrower has provided a certificate to the Lender to that effect. Once repaid or prepaid, such Term Loan may not be reborrowed.

      SECTION 2.1.2. TRANCHE B COMMITMENT. On the Effective Date, the Lender will make the Tranche B Loan to the Borrower in an amount equal to the aggregate amount of the Tranche B Loan requested by the Borrower to be made on such day in the applicable Borrowing Request therefor. On the terms and subject to the conditions of this Agreement, the Borrower may from time to time prepay or repay Tranche B Loans, but may not reborrow any amounts paid or prepaid.

      SECTION 2.1.3. LETTERS OF CREDIT. From time to time on any Business Day, the Issuer will issue the Letters of Credit in accordance with ARTICLE IV.

      SECTION 2.1.4. LENDER NOT REQUIRED TO MAKE LOANS, ETC. UNDER CERTAIN CIRCUMSTANCES. The Lender shall not be required to

            (a) make any Loan if, after giving effect thereto

                  (i) the aggregate outstanding principal amount of all Tranche
            A Loans would exceed the Tranche A Commitment Amount less the Letter of Credit Outstandings, or

                  (ii) the aggregate outstanding principal amount of all Tranche
            B Loans would exceed the Tranche B Commitment Amount, or

                  (iii) a Collateral Value Deficiency would exist; or

                  (iv) a Borrowing Base Deficiency would exist; or

                  (v) an Event of Default has occurred and is continuing; or

            (b) cause an Issuer to issue any Letter of Credit if, after giving effect thereto

                  (i) all Letter of Credit Outstandings together with the
            aggregate outstanding principal amount of all Tranche A Loans would exceed the Tranche A Commitment Amount; or

                  (ii) a Collateral Value Deficiency would exist; or

                  (iii) a Borrowing Base Deficiency would exist; or

                  (iv) all Letter of Credit Outstandings would exceed
            $1,000,000; or

                  (v) an Event of Default has occurred and is continuing.

      SECTION 2.2. REDUCTION OF COMMITMENT AMOUNTS. The Commitment Amount is subject to reduction from time to time pursuant to this SECTION 2.2.

      SECTION 2.2.1. OPTIONAL. The Borrower may, from time to time on any Business Day, voluntarily reduce the Tranche A Commitment Amount; PROVIDED, HOWEVER, that all such reductions shall require at least three (3) Business Days' prior notice to the Lender and be permanent, and any partial reduction of either Commitment Amount shall be in a minimum amount of $250,000 and in an integral multiple of $50,000.

      SECTION 2.2.2. MANDATORY.

            (a) On the Tranche A Availability Termination Date, the unused portion of the Tranche A Commitment shall, without any further action, automatically and permanently be cancelled.

            (b) On the Tranche B Availability Termination Date, the unused portion of the Tranche B Commitment shall, without any further action, automatically and permanently be cancelled.

            (c) On any Commitment Termination Date, the Commitment Amount shall be reduced to zero.

      SECTION 2.3. BORROWING PROCEDURE. By delivering a Borrowing Request to the Lender on or before 10:00 a.m. (New York time) on a Business Day, the Borrower may from time to time irrevocably request, on not less than three (3) nor more than five (5) Business Days' notice, that a Borrowing be made in a minimum amount of $250,000 and an integral multiple of $50,000, or in the unused amount of the applicable Commitment. On the terms and subject to the conditions of this Agreement, each Borrowing shall be made on the Business Day specified in such Borrowing Request. The Lender shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request.

      SECTION 2.4. CONTINUATION AND CONVERSION ELECTIONS. By delivering a Continuation/Conversion Notice to the Lender on or before 10:00 a.m. (New York time) on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice that all, or any portion in an aggregate minimum amount of $250,000 and an integral multiple of $50,000, of any Base Rate Loans, be converted into a LIBO Rate Loan, or of any LIBO Rate Loans, be converted into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); PROVIDED, HOWEVER, that no portion of the outstanding principal amount of any LIBO Rate Loan may be continued as, and no portion of the outstanding principal amount of any Base Rate Loan may be converted into, LIBO Rate Loans when any Default has occurred and is continuing.

      SECTION 2.5. LOAN ACCOUNTS AND NOTES.

            (a) The Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The loan accounts or records maintained by the Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lender to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans.

            (b) The Loans made by the Lender shall also be evidenced by a Note or Notes payable to the order of the Lender in a maximum principal amount equal to the original, aggregate Commitment Amount. The Borrower hereby irrevocably authorizes the Lender to make (or cause to be made) appropriate notations on the grid attached to the Notes (or on any continuation of such grid) or in other books and records maintained by the Lender, which notations, if made, shall evidence, INTER ALIA, the date of, the outstanding principal of, and the interest rate applicable to the Loans evidenced thereby (the Borrower may from time to time reasonably request a copy of such grid). Such notations shall be conclusive and binding on the Borrower absent manifest error rebuttable presumptive evidence of the matters described therein; PROVIDED, HOWEVER, that the failure of the Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrower or any other Obligor.

            (c) The Borrower acknowledges that the Note delivered to the Lender as of the Effective Date amends, restates and renews the Existing Notes given by the Borrower under the Existing Credit Agreement.

      SECTION 2.6. BORROWING BASE REDETERMINATION AND COLLATERAL VALUE REDETERMINATION.

            (a) Within thirty (30) days after receipt of the Engineering Report required to be delivered semi-annually, commencing with the Engineering Report required to be delivered sixty (60) days after January 1, 2002, the Lender shall notify the Borrower in writing of the Borrowing Base determined by the Lender on the basis of such Engineering Report. Borrower or Lender may request, and Lender will consider, one (1) additional determination of the Borrowing Base at any time during each Fiscal Year following the Effective Date. Each such determination is herein called a "BORROWING BASE REDETERMINATION". Contemporaneously with each Borrowing Base Redetermination that shall occur at any time that any Tranche B Loan is outstanding, the Lender shall notify the Borrower in writing of the Collateral Value determined by the Lender on the basis of such Engineering Report. Each such determination is herein called a "COLLATERAL VALUE REDETERMINATION". Each Borrowing Base Redetermination (and, as applicable, Collateral Value Redetermination) shall be effective as of April 1st (with respect to Engineering Reports effective January 1st), October 1st (with respect to Engineering Reports effective July 1st) or upon notice from the Lender (with respect to any requested Borrowing Base Redetermination) when the Borrower is notified of the amount of the redetermined Borrowing Base (and, as applicable the amount of the redetermined Collateral Value) by the Lender.

            (b) The Borrowing Base and Collateral Value are also subject to adjustment as provided for in SECTION 3.1.2.

      SECTION 2.7. PURPOSES. The Borrower shall apply the proceeds of each Loan only in the following manner:

            (a) to refinance the Existing Secured Debt;

            (b) to finance Approved Development Activities with respect to the Oil and Gas Properties owned by the Borrower or one of the Borrower's Subsidiaries including those Properties located in Liberty, Hardin, Wharton, Aransas, Refugio, Goliad, Bee, De Witt, Lovaca, Brazoria, Jefferson, Chambers, Galveston, Matagorda, Live Oak, San Patricio, Karnes, Willacy and Calhoun Counties, Texas; Beaureguard, Calcasieu, Cameron and Terrebonne Parishes, Louisiana; and Cleveland County, Oklahoma;

            (c) to finance Acquired Properties;

            (d) to conduct Approved Development Activities on Acquired Properties; and

            (e) for other general corporate and working capital purposes.

                                  ARTICLE III

                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

      SECTION 3.1. REPAYMENTS AND PREPAYMENTS AND CERTAIN BORROWING BASE MATTERS. The Borrower shall repay the unpaid principal amount of the Loans as set forth in this SECTION 3.1.

      SECTION 3.1.1. REPAYMENTS AND PREPAYMENTS. The Borrower shall repay in full the unpaid principal amount of each Tranche A Loan, and each Tranche A Loan shall mature and be due and payable, on the Tranche A Availability Termination Date; PROVIDED, HOWEVER, that, as provided in SECTION 2.1.1(b), if (i) no Event of Default has occurred and is continuing, (ii) the representations and warranties of the Borrower and its Subsidiaries are true and correct in all material respects and (iii) the Lender shall have received a certificate to that effect, the unpaid principal amount of the Tranche A Loans shall, on the Tranche A Availability Termination Date, not be due and payable but shall convert to a Term Loan. The Borrower shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date applicable thereto. Prior thereto, the Borrower

            (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; PROVIDED, HOWEVER, that

                  (i) any such prepayment shall be made PRO RATA among Loans of the same type;

                  (ii) no such prepayment of any LIBO Rate Loan may be made on any day other than the last day of the Interest Period for such Loan;

                  (iii) all such voluntary prepayments shall require at least three (3) but no more than five (5) Business Days' prior written notice to the Lender (which notice is irrevocable) stating the date and amount of such prepayment and the type of Loan to be prepaid; and

                  (iv) all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 and an integral multiple of $50,000;

            (b) shall, on each date when any reduction in any Commitment Amount shall become effective, including pursuant to SECTION 2.2, make a mandatory prepayment (which shall be applied (or held for application, as the case may be) by the Lender to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then to the payment of the then Letter of Credit Outstandings) equal to the excess, if any, of the aggregate outstanding principal amount of all Loans and Letter of Credit Outstandings over such Commitment Amount as so reduced;

            (c) shall make prepayments as specified in SECTION 3.1.2;

            (d) shall, if Tranche A Loans have been converted to a Term Loan pursuant to the terms and conditions hereof, on each Quarterly Payment Date after the Tranche A Availability Termination Date, make a payment in an amount equal to that necessary to amortize the principal of all Tranche A Loans that have been converted into a Term Loan equally over the remaining Quarterly Payment Dates and the Stated Maturity Date that is applicable to Tranche A Loans;

            (e) shall pay on the Stated Maturity Date applicable to the Tranche B Loan the amount necessary to repay in full the entire amount of the Tranche B Loan; and

            (f) shall, immediately upon any acceleration of the Loans pursuant to SECTION 9.2 or SECTION 9.3, repay all Loans, unless, pursuant to
      SECTION 9.3, only a portion of all Loans is so accelerated.

      Each payment or prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by SECTION 4.4, and shall be applicable, to the extent of such prepayment, in the inverse order of maturity. No voluntary prepayment of principal of any Loans or any prepayment pursuant to the preceding CLAUSE (c) shall cause a reduction in any Commitment Amount.

      SECTION 3.1.2. BORROWING BASE DEFICIENCIES, COLLATERAL VALUE DEFICIENCIES AND ASSET SALES.

            (a) Upon the occurrence of a Borrowing Base Deficiency and/or a Collateral Value Deficiency, the Lender may notify the Borrower of such Borrowing Base Deficiency and/or such Collateral Value Deficiency, as applicable. Within ten (10) days from and after the Borrowing Base Deficiency Notification Date and/or such Collateral Value Deficiency Notification Date, as applicable, the Borrower shall notify the Lender that it shall take one of the following actions:

                  (i) execute and deliver to the Lender supplemental or
            additional Security Documents, in form and substance reasonably satisfactory to the Lender and its counsel, securing payment of the Notes and the other Obligations and covering other Properties of the Borrower or its Subsidiaries, including additional Oil and Gas Properties directly owned by the Borrower or one or more of the Borrower's Subsidiaries which are not then covered by any Loan Document and which are of a type and nature satisfactory to the Lender, and having a value, in addition to other Oil and Gas Properties already subject to a Mortgage, sufficient to eliminate the Borrowing Base Deficiency and the Collateral Value Deficiency, as applicable, all as more particularly described in SECTION 8.1.7(a) and (b); or

                  (ii) make a payment with respect to the Obligations, (which shall be applied (or held for application, as the case may be) by the Lender to the payment of the aggregate unpaid principal amount of those Loans then outstanding and then to the payment of the then Letter of Credit Outstandings) in an aggregate principal amount sufficient to eliminate such Borrowing Base Deficiency and Collateral Value Deficiency, as applicable, within sixty (60) days after the Borrowing Base Deficiency Notification Date or Collateral Value Deficiency Notification Date, as applicable (and the Borrower shall make such payment within such 60-day period).

      If the Borrower shall elect to execute and deliver (or cause one or more of the Borrower's Subsidiaries to execute and deliver) supplemental or additional Security Documents to the Lender pursuant to CLAUSE (i), it shall provide the Lender with descriptions of the additional assets to be collaterally assigned (together with current valuations, Engineering Reports, Security Documents described in CLAUSE (i) and title evidence applicable thereto and other documents including opinions of counsel, each of which shall be in form and substance reasonably satisfactory to the Lender) within sixty (60) days after the Borrowing Base Deficiency Notification Date or Collateral Value Deficiency Notification Date, as applicable. Such supplemental or additional Security Documents shall be subject to the terms of SECTION 8.1.7. If the Borrower fails to take any of the actions described in CLAUSES (i) or (ii) above within such ten (10) day period, then without any necessity for notice to the Borrower or any other person, the Borrower shall become obligated immediately to pay Obligations in an aggregate principal amount equal to the applicable Borrowing Base Deficiency and/or Collateral Value Deficiency.

            (b) If the Borrower or any Subsidiary sells, transfers or otherwise disposes of Borrowing Base Properties that have been given a value in the most recent determination of the Borrowing Base in the aggregate for the Borrower and such Subsidiaries in excess of $250,000 during the period from the effective date of the most recent Borrowing Base Redetermination until the effective date of the next Borrowing Base Redetermination, the Borrowing Base and the Collateral Value shall be immediately reduced, until the effective date of the next Borrowing Base Redetermination and Collateral Value Redetermination, by an amount as reasonably determined by the Lender, or if the value of the applicable Oil and Gas Properties cannot be readily determined by the Lender, by the entire amount of the net sales proceeds realized from the sale, transfer or other disposition of such assets.

      If such reduction shall result in a Borrowing Base Deficiency and/or Collateral Value Deficiency, then in lieu of the provisions of CLAUSE (a) of SECTION 3.1.2, the Borrower shall immediately make a payment with respect to the Obligations in an amount equal to the greater of such Borrowing Base Deficiency or such Collateral Value Deficiency. In addition to and cumulative of the foregoing , if a Borrowing Base Deficiency and/or Collateral Value Deficiency exists prior to such sale, transfer or other disposition of assets, then in lieu of the provisions of CLAUSE (a) of
      SECTION 3.1.2, the Borrower shall, with the written consent of the Lender, immediately make a payment with respect to the Obligations (which shall be applied (or held for application, as the case may be) by the Lender first to the payment of the aggregate unpaid principal amount of those Loans then outstanding, and then to the payment of the then Letter of Credit Outstandings) in an aggregate principal amount equal to the lesser of (i) the greater of the amount of the Collateral Value Deficiency or the amount of the Borrowing Base Deficiency (after giving effect to the applicable sale, transfer or other disposition) or (ii) 100% of the net sales proceeds realized from the applicable sale, transfer or other disposition.

            (c) In addition, if the Borrower or any of its Subsidiaries raises capital through the issuance of any type of common, preferred or other equity or issues any subordinated debt or senior unsecured debt, the proceeds of such issuance will first be applied to cure any Borrowing Base Deficiency and/or Collateral Value Deficiency

      SECTION 3.2. INTEREST PROVISIONS. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this SECTION 3.2.

      SECTION 3.2.1. RATE. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Loans accrue interest at a rate per annum:

            (a) on that portion maintained from time to time as a Base Rate Loan, equal to the Alternate Reference Rate plus the Applicable Margin from time to time in effect; and

            (b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

      SECTION 3.2.2. POST-MATURITY RATES. After (w) the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), (x) the date any other monetary Obligation of the Borrower shall have become due and payable, (y) the date any other Event of Default shall have occurred (and so long as such Event of Default shall be continuing), and (z) the date that is sixty (60) days after a Borrowing Base Deficiency Notification Date or after a Collateral Value Deficiency Notification Date, if the applicable Borrowing Base Deficiency or Collateral Value Deficiency, as applicable, has not been cured, the Borrower shall pay, but only to the extent permitted by Applicable Law, interest (after as well as before judgment) on all Obligations at a rate per annum equal to

            (a) with respect to LIBO Rate Loans, the higher of (i) the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin plus a margin of 3%, or (ii) the sum of the Alternate Reference Rate plus the Applicable Margin plus a margin of 3%; or

            (b) in all other cases, the sum of the Alternate Reference Rate plus the Applicable Margin plus a margin of 3%.

      SECTION 3.2.3. PAYMENT DATES. Interest accrued on each Loan shall be payable, without duplication:

            (a) on the Stated Maturity Date;

            (b) on the date of any optional or required payment or prepayment, in whole or in part, of principal outstanding on such Loan and on that portion of such Loan so paid or prepaid;

            (c) with respect to Base Rate Loans, on each Quarterly Payment Date occurring after the Effective Date and on each date on which a Base Rate Loan is converted into a LIBO Rate Loan;

            (d) with respect to LIBO Rate Loans, on the last day of each applicable Interest Period and, if such Interest Period shall exceed three months, on the ninetieth (90th) day of such Interest Period and on each date on which a LIBO Rate Loan is converted into a Base Rate Loan; and

            (e) on that portion of any Loans which is accelerated pursuant to
      SECTION 9.2 or SECTION 9.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

      SECTION 3.2.4. MAXIMUM INTEREST. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the Obligations of the Borrower to the Lender under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Applicable Law limiting rates of interest which may be charged or collected by the Lender. Accordingly, if the transactions contemplated hereby would be usurious under Applicable Law with respect to the Lender then, in that event, notwithstanding anything to the contrary in this Agreement, it is agreed as follows:

            (a) the provisions of this SECTION 3.2.4 shall govern and control;

            (b) the aggregate of all consideration which constitutes interest under Applicable Law that is contracted for, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by the Lender shall under no circumstances exceed the maximum amount of interest allowed by Applicable Law (such maximum lawful interest rate, if any, with respect to the Lender herein called the "HIGHEST LAWFUL RATE"), and any excess shall be credited to the Borrower by the Lender (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

            (c) all sums paid, or agreed to be paid, to the Lender for the use, forbearance and detention of the indebtedness of the Borrower to the Lender hereunder shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and

            (d) if at any time the interest provided pursuant to SECTIONS 3.2.1 and 3.2.2 together with any other fees payable pursuant to this Agreement and deemed interest under Applicable Law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees to accrue to the Lender pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement and such fees deemed to be interest equals the amount of interest which would have accrued to such Lender if a varying rate per annum equal to the interest provided pursuant to SECTIONS 3.2.1 and 3.2.2 had at all times been in effect, PLUS the amount of fees which would have been received but for the effect of this SECTION 3.2.4.

      SECTION 3.3. FEES. The Borrower agrees to pay the fees set forth in this
Section 3.3. All such fees shall be non-refundable.

      SECTION 3.3.1. CONFIDENTIAL FEE LETTER. The Borrower agrees to pay to the Lender the fees described in the Confidential Fee Letter.

      SECTION 3.3.2. UNUSED FEE. The Borrower agrees to pay to the Lender, for the period (including any portion thereof when any of the Commitments are suspended by reason of the Borrower's inability to satisfy any condition of
ARTICLE V) commencing on the Effective Date, and continuing through the final Commitment Termination Date, an unused fee at the rate of one-half of one percent (0.5%) per annum on the average daily Commitment Availability. Such fees shall be based on a year comprised of three-hundred and sixty (360) days and shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first such day following the Effective Date, and on each Commitment Termination Date.

      SECTION 3.3.3. LETTER OF CREDIT STATED AMOUNT FEE. The Borrower agrees to pay to the Issuer a fee for each Letter of Credit for the period from and including the date of the issuance of such Letter of Credit to (but not including) the date upon which such Letter of Credit expires, at a rate per annum equal to two percent (2%) of the Stated Amount of such Letter of Credit, based on a year comprised of three-hundred and sixty (360) days. A prorated portion of such fee shall be payable by the Borrower in arrears on each Quarterly Payment Date, and on the earlier of the Tranche A Availability Termination Date or the Tranche A Commitment Termination Date for any period then ending for which such fee shall not theretofore have been paid, commencing on the first such date after the issuance of such Letter of Credit.

      SECTION 3.3.4. LETTER OF CREDIT ISSUANCE FEE. The Borrower agrees to pay to the Issuer an issuance fee for each Letter of Credit issued by the Issuer equal to the greater of (x) 0.25% of the Stated Amount of such Letter of Credit or (y) $500. Such fee shall be payable by the Borrower on the date of issuance of such Letter of Credit.

      SECTION 3.3.5. LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower agrees to pay to the Lender the amounts described in SECTION 4.3.

      SECTION 3.4. PROCEEDS ACCOUNT. The Security Documents contain an assignment to the Lender by the Borrower and its Subsidiaries, as applicable, of all production of Hydrocarbons and all proceeds attributable thereto properly allocable to the Mortgaged Properties. Notwithstanding such assignment of production, the Borrower may, until the Lender shall give notice to the contrary, receive such proceeds. Thereafter, all such proceeds from the sale of such production shall be paid directly into an account of the Borrower maintained with the Lender (the "PROCEEDS ACCOUNT"). The Borrower hereby grants to the Lender, subject to the prior assignment in favor of the Lender of such production and its proceeds, a security interest in the Proceeds Account and all proceeds thereof.

      SECTION 3.5. OVERRIDING ROYALTY INTEREST AND WARRANTS; ASSIGNMENT AND WARRANTS ARE NOT COLLATERAL SECURITY.

            (a) In addition to interest paid on the Loans, the Borrower and its Subsidiaries, as applicable, shall assign and convey to the Lender's designee ("DESIGNEE"), as additional consideration payable to the Lender to be retained in perpetuity and not as additional collateral security, an overriding royalty interest in the Borrower's and each of Borrower's Subsidiaries' Hydrocarbon Interests comprising certain Oil and Gas Properties of the Borrower and its Subsidiaries as set forth in the Confidential Fee Letter. Such overriding royalty interest shall be conveyed by the Assignment. In addition to the representations and warranties given in the Assignment, the Borrower hereby represents and warrants that the overriding royalty interest conveyed by the Assignment is free and clear of any mortgages, deeds of trust, voluntary or contractual Liens, pledges, security interests, charges, conditional sales or other title retention documents, or other encumbrances or burdens other than those in favor of the Lender, and as expressly set forth in the Assignment.

            (b) If all Tranche B Loans are paid in full and the Tranche B Commitment is terminated at a time that is after the Tranche A Availability Termination Date, but before September 30, 2003, then the Borrower may purchase the overriding royalty interest conveyed by the Assignment pursuant to the terms and conditions set forth in that certain Agreement Concerning Overriding Royalty Interests of even date herewith among the Borrower, the Lender and the Designee.

            (c) In addition to interest paid on the Loans, the Borrower shall issue to the Designee, as additional consideration payable to the Lender to be retained in perpetuity and not as additional collateral security, the rights and interests granted in the Warrant Documents.

                                   ARTICLE IV

                                LETTERS OF CREDIT

            SECTION 4.1. ISSUANCE REQUESTS. By delivering to the Issuer an Issuance Request on or before 12:00 noon (New York time), the Borrower may request, from time to time prior to the earlier to occur of (x) the Tranche A Availability Termination Date and (y) the Tranche A Commitment Termination Date, and on not less than three (3) nor more than ten (10) Business Days' notice, that the Issuer issue an irrevocable standby letter of credit in substantially the form of EXHIBIT N hereto, or in such other form as may be mutually agreed by the Borrower and the Issuer (each a "LETTER OF CREDIT"), in support of financial obligations of the Borrower incurred in the Borrower's ordinary course of business and which are described in such Issuance Request. Each Letter of Credit shall by its terms:

            (a) be issued in a Stated Amount which

                  (i) is at least $50,000;

                  (ii) does not exceed (or would not exceed) the then Letter of
            Credit Availability;

            (b) be stated to expire on a date (its "STATED EXPIRY DATE") no later than the earlier of (i) one (1) year after its date of issuance, or
      (ii) one (1) year after the Tranche A Availability Termination Date; and

            (c) on or prior to its Stated Expiry Date

                  (i) terminate immediately upon notice to the Issuer from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full,

                  (ii) reduce in part immediately and to the extent the
            beneficiary thereunder has notified the Issuer that the obligations covered thereby have been paid or otherwise satisfied in part, or

                  (iii) terminate thirty (30) Business Days after notice to the beneficiary thereunder from the Lender that an Event of Default has occurred and is continuing.

      So long as the conditions set forth in SECTION 6.3 have been satisfied, by delivery to the Issuer of an Issuance Request at least three (3) but not more than ten (10) Business Days prior to the Stated Expiry Date of any Letter of Credit, the Borrower may request the Issuer to extend the Stated Expiry Date of such Letter of Credit for an additional period not to exceed the earlier of one (1) year from its date of extension or the Commitment Termination Date.

      SECTION 4.2. ISSUANCES AND EXTENSIONS. On the terms and subject to the conditions of this Agreement (including ARTICLE VI), the Issuer shall issue Letters of Credit, and extend the Stated Expiry Dates of outstanding Letters of Credit, in accordance with the Issuance Requests made therefor. The Issuer will make available the original of each Letter of Credit which it issues in accordance with the Issuance Request therefor to the beneficiary thereof and will notify the beneficiary under any Letter of Credit of any extension of the Stated Expiry Date thereof. Upon the expiration of any Letter of Credit, the Borrower may re-use any portion of the Letter of Credit Availability for the issuance of new Letters of Credit prior to Commitment Termination Date.

      The Issuer is under no obligation to issue any Letter of Credit if:

            (i) any order, judgment or decree of any Government Agency or arbitrator shall by its terms purport to enjoin or restrain the Issuer from issuing such Letter of Credit, or any requirement of Applicable Law or any request or directive (whether or not having the force of law) from any Government Agency with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuer is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon the Issuer any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which the Issuer in good faith deems material to it;

            (ii) one or more of the applicable conditions contained in Article VI is not then satisfied;

            (iii) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

            (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuer, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuer;

            (v) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

            (vi) such Letter of Credit is in a face amount denominated in a currency other than Dollars.

The Uniform Customs and Practice for Documentary Credits most recently published by the International Chamber of Commerce at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

      SECTION 4.3. EXPENSES. The Borrower agrees to pay to the Issuer all reasonable administrative expenses of the Issuer in connection with the issuance, maintenance, modification (if any) and administration of each Letter of Credit issued by the Issuer upon demand from time to time.

      SECTION 4.4. DISBURSEMENTS. The Issuer will notify the Borrower promptly of the presentment for payment of any Letter of Credit, together with notice of the date (the "DISBURSEMENT DATE") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuer shall make such payment to the beneficiary (or its designee) of such Letter of Credit. In paying any drawing under a Letter of Credit, the Issuer shall not have any responsibility to obtain any document (other than to obtain and review any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. Prior to 12:00 noon (New York time) on the Disbursement Date, the Borrower will reimburse the Issuer for all amounts which it has disbursed under the Letter of Credit. To the extent the Issuer is not reimbursed in full in accordance with the preceding sentence, the Borrower's Reimbursement Obligation shall accrue interest at a fluctuating rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Alternate Reference Rate, plus the Applicable Margin, plus a margin of 3% per annum, payable on demand. In the event the Issuer is not reimbursed by the Borrower on the Disbursement Date, or if the Issuer must for any reason return or disgorge such reimbursement, the Lender shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans as provided in SECTION 2.1.1 (the Borrower being deemed to have given a timely Borrowing Request therefor for such amount); PROVIDED, HOWEVER, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

      SECTION 4.5. REIMBURSEMENT. The Borrower's obligation (a "REIMBURSEMENT OBLIGATION") under SECTION 4.4 to reimburse the Issuer with respect to each Disbursement (including interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which the Borrower may have or have had against the Lender, the Issuer or any beneficiary of a Letter of Credit, including any defense based upon the occurrence of any Default, any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any Disbursement to conform to the terms of the applicable Letter of Credit (if, in the Issuer's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Disbursement, or the legality, validity, form, regularity, or enforceability of such Letter of Credit;

PROVIDED, HOWEVER, that nothing herein shall adversely affect the right of the Borrower to commence any proceeding against the Issuer for any wrongful Disbursement made by the Issuer under a Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of the Issuer.

      SECTION 4.6. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default or the occurrence of the Commitment Termination Date, an amount equal to that portion of Letter of Credit Outstandings attributable to outstanding and undrawn Letters of Credit shall, at the election of the Lender, and without demand upon or notice to the Borrower, be deemed to have been paid or disbursed by the Lender under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Lender to the Borrower of its obligations under this Section, the Borrower shall be immediately obligated to reimburse the Lender the amount deemed to have been so paid or disbursed by the Lender. Any amounts so received by the Lender from the Borrower pursuant to this Section shall be held as collateral security for the repayment of the Borrower's obligations in connection with the Letters of Credit issued by the applicable Issuer. At any time when such Letters of Credit shall terminate and all Obligations to the Lender are either terminated or paid or reimbursed to the Lender in full, the Obligations of the Borrower under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Lender or the Issuer), and the Lender will return to the Borrower the excess, if any, of

            (a) the aggregate amount deposited by the Borrower with the Lender and not theretofore applied by the Lender to any Reimbursement Obligation

      OVER

            (b) the aggregate amount of all Reimbursement Obligations to the Lender pursuant to this Section, as so adjusted.

At such time when all Events of Default shall have been cured or waived, the Lender shall return to the Borrower all amounts then on deposit with the Lender pursuant to this Section. All amounts on deposit pursuant to this Section shall, until their application to any Reimbursement Obligation or their return to the Borrower, as the case may be, bear interest for the Borrower's account at the daily average Federal Funds Rate from time to time in effect (net of the costs of any reserve requirements, in respect of amounts on deposit pursuant to this Section, pursuant to F.R.S. Board Regulation D), which interest shall be held by the Lender as additional collateral security for the repayment of the Borrower's Obligations in connection with the Letters of Credit issued by the Lender.

      SECTION 4.7. NATURE OF REIMBURSEMENT OBLIGATIONS. The Borrower shall assume all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. Neither the Lender nor any Issuer (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

            (a) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any Letter of Credit or any document submitted by any party in connection with the application for and issuance of a Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;

            (b) the form, validity, sufficiency, accuracy, genuineness, or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason;

            (c) failure of the beneficiary to comply fully with conditions required in order to demand payment under a Letter of Credit;

            (d) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, facsimile or otherwise;

            (e) any loss or delay in the transmission or otherwise of any document or draft required in order to make a Disbursement under a Letter of Credit or of the proceeds thereof;

            (f) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit;

            (g) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuer (if other than the Lender or its Affiliates) or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letters of Credit or any unrelated transaction;

            (h) any payment by an Issuer under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by an Issuer under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding; or

            (i) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

None of the foregoing shall affect, impair, or prevent the vesting of any of the rights or powers granted the Lender or the Issuer hereunder. In furtherance and extension, and not in limitation or derogation, of any of the foregoing, any action taken or omitted to be taken by the Lender or the Issuer in good faith and not constituting gross negligence or willful misconduct shall be binding upon the Borrower and shall not put the Lender or the Issuer under any resulting liability to the Borrower.

      SECTION 4.8. INCREASED COSTS; INDEMNITY. If by reason of

            (a) any change in Applicable Law after the Effective Date or any change in the interpretation or application by any judicial or regulatory authority of any Applicable Law, or

            (b) compliance by the Lender with any direction, request or requirement (whether or not having the force of law) of any Government Agency, including Regulation D of the F.R.S. Board:

                  (i) the Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this ARTICLE IV, whether directly or by such being imposed on or suffered by the Lender;

                  (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of any Letters of Credit issued by an Issuer; or

                  (iii) there shall be imposed on the Lender any other condition regarding this ARTICLE IV or any Letter of Credit,

and the result of the foregoing is directly or indirectly to increase the cost to the Lender or the Issuer of issuing or maintaining any Letter of Credit or to reduce any amount receivable in respect thereof by the Lender or the Issuer, then and in any such case the Issuer or the Lender may, at any time after the additional cost is incurred or the amount received is reduced, notify the Borrower thereof, and the Borrower shall pay on demand such amounts as the Lender or the Issuer may specify to be necessary to compensate the Lender or the Issuer for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Reference Rate plus the Applicable Margin plus three percent (3%) per annum. The determination by the Lender or the Issuer, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

            (c) In addition to amounts payable as elsewhere provided in this
      ARTICLE IV, the Borrower hereby indemnifies, exonerates and holds the Lender and each Issuer harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether the Lender or the Issuer is a party to the action for which indemnification is sought), including reasonable attorneys' fees and disbursements, which the Lender or the Issuer may incur or be subject to as a consequence, direct or indirect, of

                  (i) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuer as determined by a court of competent jurisdiction, or

                  (ii) the failure of the Issuer to honor a drawing under any
            Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Government Agency.

                                   ARTICLE V

                   CERTAIN INTEREST RATE AND OTHER PROVISIONS

      SECTION 5.1. LIBO RATE LENDING UNLAWFUL. If the Lender shall determine (which determination shall, upon notice thereof to the Borrower, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligation of the Lender to make, continue, maintain or convert into any such LIBO Rate Loans shall, upon such determination, forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

      SECTION 5.2. DEPOSITS UNAVAILABLE. If the Lender shall have determined that Dollar deposits in the relevant amount are not available to the Lender in its relevant market, then, upon notice from the Lender to the Borrower, the obligations of the Lender under Section 2.3 to make any Loans shall forthwith be suspended until the Lender shall notify the Borrower that the circumstances causing such suspension no longer exist.

      SECTION 5.3. INCREASED LOAN COSTS, ETC. If by reason of

            (a) any change in Applicable Law after the Effective Date or any change in the interpretation or application by any judicial or regulatory authority of any Applicable Law, or

            (b) compliance by the Lender with any direction, request or requirement (whether or not having the force of Governmental Agency, including Regulation D of the F.R.S. Board:

                  (i) the Lender shall be subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to any payment due under any LIBO Rate Loan or other amounts due under this Agreement, whether directly or by such being imposed on or suffered by the Lender;

                  (ii) any reserve, deposit or similar requirement is or shall be applicable, increased, imposed or modified in respect of Letters of Credit issued by an Issuer or any other extensions of credit or other assets of, or any deposits with or other liabilities of, the Lender or Loans made by the Lender, or against any other funds, obligations or other property owned or held by the Lender and the Lender actually incurs such additional costs; or

                  (iii) there shall be imposed on the Lender any other condition affecting this Agreement (or any of such extensions of credit or liabilities),

and the result of the foregoing is directly or indirectly to increase the cost to the Lender of making, continuing or the Issuer of issuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans, any Letter of Credit or to reduce any amount receivable in respect thereof by the Lender or the Issuer, then and in any such case the Lender or the Issuer may, at any time after the additional cost is incurred or the amount received is reduced, notify the Borrower thereof, and the Borrower shall pay on demand such amounts as the Lender or the Issuer may specify to be necessary to compensate the Lender or the Issuer for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the Alternate Reference Rate plus the Applicable Margin plus three percent (3%) per annum. The determination by the Lender or the Issuer, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto.

      SECTION 5.4. FUNDING LOSSES. In the event the Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of

            (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to SECTION 3.1 or otherwise;

            (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor by reason of any act or omission by the Borrower or failure of a condition precedent to be satisfied; or

            (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/ Conversion Notice therefor by reason of any act or omission by the Borrower;

then, upon the written notice of the Lender to the Borrower, the Borrower shall, within five (5) days of its receipt thereof, pay to the Lender such amount as will (in the reasonable determination of the Lender) reimburse the Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

      SECTION 5.5. INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any Applicable Law of any Government Agency, affects or would affect the amount of capital required or expected to be maintained by the Lender or any Person controlling the Lender, and the Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitments hereunder, issuance of Letters of Credit or the Loans made by the Lender is reduced to a level below that which the Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by the Lender to the Borrower, the Borrower shall immediately pay directly to the Lender additional amounts sufficient to compensate the Lender or such controlling Person for such reduction in rate of return. A statement of the Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding upon the Borrower. In determining such amount, the Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

      SECTION 5.6. TAXES. All payments by the Borrower of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, levies, assessments, imposts, deductions, fees, duties, withholdings or other charges and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the Lender's net income or receipts (such non-excluded items being called "TAXES"). In the event that any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law then (unless the Borrower already knows of such withholding or deduction, upon notice thereof from the Lender) the Borrower will

            (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

            (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such authority; and

            (c) pay to the Lender such additional amount or amounts as is necessary to ensure that the net amount actually received by the Lender will equal the full amount the Lender would have received and retained had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Lender with respect to any payment received by the Lender hereunder, the Lender may pay such Taxes and the Borrower will promptly pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

      If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender for any incremental Taxes or other liability (including interest, expenses or penalties) that may become payable by the Lender as a result of any such failure, whether or not such Taxes or liabilities were correctly or legally asserted. Payment under this indemnity shall be made within thirty (30) days after the date the Lender makes written demand therefor.

      Upon the request of the Borrower, each Assignee Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payment in respect of the Borrowings, execute and deliver to the Borrower, on or about January 15 of each calendar year, one or more (as the Borrower may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Assignee Lender is exempt from withholding or deduction of Taxes.

      To the extent taxes are imposed against the overriding royalty interest conveyed to the Designee, or the production attributable thereto, the terms and provisions of the Assignment shall govern the payment of the same.

      SECTION 5.7. PAYMENTS, COMPUTATIONS, ETC. Unless otherwise expressly provided, all payments by the Borrower pursuant to this Agreement, the Note or any other Loan Document shall be made by the Borrower without setoff, deduction or counterclaim, not later than 11:00 a.m. (New York time) on the date due, in U.S. Dollars in same day or immediately available funds, to such account with the Lender in New York, New York as the Lender shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Lender on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan (other than when calculated with respect to the Federal Funds Rate), 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by CLAUSE (c) of the definition of the term "Interest Period" with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

      SECTION 5.8. SETOFF. The Lender shall, upon the occurrence of any Default described in CLAUSES (a) through (d) of SECTION 9.1.9 or upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to the Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with or otherwise held by the Lender, including without limitation, the Proceeds Account. The Lender agrees promptly to notify the Borrower after any such setoff and application made by the Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this SECTION 5.8 are in addition to other rights and remedies (including other rights of setoff under Applicable Law or otherwise) which the Lender may have.

      SECTION 5.9. USE OF PROCEEDS. The Borrower shall apply the proceeds of each Borrowing in accordance with SECTION 2.7; without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation T, U or X.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

      SECTION 6.1. INITIAL CREDIT EXTENSION. The obligation of the Lender to make the initial Credit Extension shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this SECTION 6.1.

      SECTION 6.1.1. RESOLUTIONS, ETC. The Lender shall have received from the Borrower and each of Borrower's Subsidiaries a certificate, dated the date of the initial Credit Extension, of the respective Secretary or Assistant Secretary of each of the Borrower and the Borrower's Subsidiaries, respectively, as to

            (a) resolutions of the respective Boards of Directors of the Borrower, or such Borrower's Subsidiary then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

            (b) the incumbency and signatures of those of its officers or Persons authorized to act with respect to this Agreement, the Notes and each other Loan Document executed by it;

            (c) the Organic Documents of the Borrower or such Borrower's Subsidiary; and

            (d) evidence that each of the Borrower or such Borrower's Subsidiary in good standing under the laws of the jurisdiction of its respective organization and in each of the jurisdictions where the Mortgaged Properties, Borrowing Base Properties and Development Properties are located, upon which certificates the Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower canceling or amending such prior certificate.

      SECTION 6.1.2. DELIVERY OF NOTES. The Lender shall have received the Notes duly executed and delivered by the Borrower.

      SECTION 6.1.3. GUARANTIES. The Lender shall have received executed counterparts of the Guaranties (or amendments and restatements of guaranties previously delivered under the Existing Credit Documents), dated as of the date hereof, duly executed by each of the Borrower's Subsidiaries.

      SECTION 6.1.4. PLEDGE AGREEMENTS. The Lender shall have received executed counterparts of the Pledge Agreements (or amendments and restatements of pledge agreements previously delivered under the Existing Credit Documents), dated as of the date hereof, duly executed by the Borrower pledging all of its interest in the capital stock of each of the Borrower's Subsidiaries, in each case together with the certificates, evidencing all of the issued and outstanding shares of capital stock pledged pursuant to the Pledge Agreements, which certificates shall in each case be accompanied by undated stock powers duly executed in blank, or, if any securities pledged pursuant to the Pledge Agreements are uncertificated securities, confirmation and evidence satisfactory to the Lender that the security interest in such uncertificated securities has been transferred to and perfected by the Lender in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code, as in effect in the State of Texas and/or New York, and, as applicable, with the evidence of completion (or satisfactory arrangement for the completion) of all filings and recordings of the Pledge Agreements as may be necessary, or in the reasonable opinion of the Lender, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

      SECTION 6.1.5. SECURITY AGREEMENT. The Lender shall have received executed counterparts of a Security Agreement (or amendments and restatements of security agreements previously delivered under the Existing Credit Documents), dated as of the date hereof, duly executed by the Borrower and each of its Subsidiaries, as applicable, together with

            (a) executed copies of Uniform Commercial Code financing statements (Form UCC-1), in proper form for filing, naming the Borrower (or its Subsidiary, as applicable) as the debtor and the Lender as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interest of the Lender pursuant to such Security Agreement; and

            (b) executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens and other rights of any Person in any collateral described in such Security Agreement previously granted by any Person together with such other Uniform Commercial Code Form UCC-3 termination statements as the Lender may reasonably request from the Borrower.

      SECTION 6.1.6. CONSENTS, MORTGAGE CONSENTS AND APPROVALS. The Lender shall have received true and correct copies, certified by the Borrower, of (a) all Mortgage Consents and Consents required in connection with the Properties to be encumbered by Mortgages delivered pursuant to SECTION 6.1.7 or the Security Agreements delivered pursuant to SECTION 6.1.5, respectively, and (b) all Approvals that may be requested by the Lender.

      SECTION 6.1.7. MORTGAGE. The Lender shall have received counterparts of a Mortgage (or amendments and restatements of mortgages previously delivered under the Existing Credit Documents), relating to all of the Hydrocarbon Interests and related Oil and Gas Properties of the Borrower and its Subsidiaries that are included in the Lender's determination of the initial Borrowing Base, dated as of a recent date, duly executed by the Borrower and/or its Subsidiaries, as applicable, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

            (b) favorable mortgagee's title opinions in favor of the Lender (in form and substance and issued by title counsel reasonably satisfactory to the Lender, substantially in the form of EXHIBIT I hereto), with respect to the Property purporting to be covered by the Mortgage setting forth the working interest and net revenue interest of the Borrower and/or its Subsidiaries in such Properties and opining that the Borrower's and/or its Subsidiaries' title to such property is good and marketable and valid and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender; and

            (c) such other approvals, opinions, or documents as the Lender may reasonably request.

      SECTION 6.1.8. OPINIONS OF COUNSEL. The Lender shall have received opinions, dated the date of the initial Borrowing and addressed to the Lender, from

            (a) Porter & Hedges, counsel to the Borrower and the Borrower's Subsidiaries, substantially in the form of EXHIBIT H hereto;

            (b) special title counsel to the Borrower, who shall be acceptable to the Lender, with respect to the Oil and Gas Properties described on
      SCHEDULE II hereto, substantially in the form of EXHIBIT I hereto.

      SECTION 6.1.9. UCC-11S. The Lender shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lender, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name the Borrower, its Subsidiaries, and each other Obligor (under their present names and any previous names) as the debtor and which are filed in the State of Texas, together with copies of such financing statements (none of which shall cover any collateral described in the Mortgages or other Security Documents).

      SECTION 6.1.10. EVIDENCE OF INSURANCE. The Lender shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents.

      SECTION 6.1.11. ENGINEERING REPORTS. The Lender shall have received Engineering Reports from Ryder Scott Company, dated as of July 1, 2001, as to the Borrowing Base Properties listed on SCHEDULE II, covering at least 90% of the Borrowing Base Properties and Engineering Reports from internal engineers employed by the Borrower as to all other Borrowing Base Properties.

      SECTION 6.1.12. ENVIRONMENTAL REPORT. The Lender shall have received the Phase I environmental assessments prepared by Cornerstone Environmental Resources, Inc. or other Person acceptable to the Lender with respect to the Mortgaged Properties, and such other information with respect to the ownership and past use of the Mortgaged Properties as the Lender may reasonably request, and such reports and information shall be satisfactory in form, substance and scope to the Lender.

      SECTION 6.1.13. APPROVED BUDGET. The Lender shall have received the Approved Budget for covering a period of eight (8) Fiscal Quarters commencing as of July 1, 2001, in form, scope and detail reasonably satisfactory to the Lender.

      SECTION 6.1.14. AMENDMENT AND RESTATEMENT OF EXISTING CREDIT DOCUMENTS. The documents, instruments and agreements comprising or evidencing the Debt and the collateral security for the obligations pursuant to the Existing Credit Agreement shall each have been amended, or amended and restated to provide that such documents, instruments and agreements secure the Obligations, in each case pursuant to instruments in form and substance satisfactory to the Lender and its counsel.

      SECTION 6.1.15. ORRI AGREEMENT AND CERTIFICATE, ETC. The Lender shall have received an executed Agreement Concerning Overriding Royalty Interests, substantially in the form of EXHIBIT K-1 and a Certificate as to Overriding Royalty Interests, substantially in the form of EXHIBIT K-2.

      SECTION 6.1.16. ASSIGNMENT. The Lender shall have received counterparts of the Assignment with respect to the Borrowing Base Properties described on SCHEDULE II,(1) duly executed by the Borrower and the Borrower's Subsidiaries, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Assignment as may be necessary or desirable to vest title to the Overriding Royalty Interest described therein in favor of the Designee; and

            (b) such title opinions or other assurances of title with respect to the overriding royalties which are the subject of the Assignment as the Lender may reasonably require.

      SECTION 6.1.17. HEDGING AGREEMENTS. The Borrower shall have entered into (and shall have delivered to the Lender copies of) each of the Hedging Agreements required by SECTIONS 8.1.8 and 8.1.9.

      SECTION 6.1.18. WARRANTS, ETC. The Lender or the Designee shall have received the Warrant Documents, in each case executed and delivered by the Borrower.

      SECTION 6.1.19. CLOSING FEES, EXPENSES, ETC. The Lender shall have received all reasonable costs and expenses due and payable pursuant to SECTIONS
3.3 and 10.3, if then invoiced.

      SECTION 6.1.20. OTHER DOCUMENTS. The Lender shall have received such other documents as it may reasonably request.

      SECTION 6.2. INCLUSION OF HYDROCARBON INTERESTS IN THE BORROWING BASE. The inclusion of any additional Hydrocarbon Interests in the Borrowing Base is subject to the following conditions having been satisfied and receipt by the Lender of the following documents, in each case with respect to each Hydrocarbon Interest and related Oil and Gas Properties which the Borrower requests be included in the Borrowing Base, and each of which conditions and documents shall be satisfactory to the Lender in form and substance:

      SECTION 6.2.1. ENVIRONMENTAL REPORT. The Lender shall have received Phase I environmental assessments as of a recent date prepared by an environmental consulting firm as shall be acceptable to the Lender, and such other information with respect to the ownership and past use of the Mortgaged Properties relating to such Hydrocarbon Interests as the Lender may reasonably request, and such reports shall be satisfactory in form, substance and scope to the Lender.

      SECTION 6.2.2. MORTGAGE. The Lender shall have received counterparts of a Mortgage relating to such Hydrocarbon Interests and related Oil and Gas

------------------------------
(1) This is the list of properties where the Lender expects to receive an ORRI at closing. We will need Borrower and Lender to agree upon the list and then will need the Borrower to furnish us with legal descriptions of the properties.

Properties, dated as of a recent date, duly executed by the Borrower and/or its Subsidiaries, as applicable, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of such Mortgage as may be necessary or, in the reasonable opinion of the Lender, desirable effectively to create a valid, perfected first priority Lien against the Properties purported to be covered thereby;

            (b) favorable mortgagee's title opinions in favor of the Lender (in form and substance and issued by title counsel reasonably satisfactory to the Lender, substantially in the form of EXHIBIT I hereto), with respect to the Property purporting to be covered by the Mortgage setting forth the working interest and net revenue interest of the Borrower and/or its Subsidiaries in such Properties and opining that the Borrower's and/or its Subsidiaries' title to such property is good and marketable and valid and that the interests created by the Mortgage constitute valid first Liens thereon free and clear of all defects and encumbrances other than as approved by the Lender; and

            (c) such other approvals, opinions, or documents as the Lender may reasonably request.

      SECTION 6.2.3. UCC-11S. The Lender shall have received certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Lender, dated as of a recent date, listing all effective financing statements which name the Borrower or its Subsidiaries (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in the State of Texas or the state in which such Oil and Gas Properties are located and in which the Mortgage referenced in SECTION 6.2.2. is to be filed, together with copies of such financing statements (none of which shall cover any collateral described in any such Mortgage).

      SECTION 6.2.4. EVIDENCE OF INSURANCE. The Lender shall have received certificates of insurance satisfactory to it evidencing the existence of all insurance required to be maintained by the Borrower by this Agreement and the other Loan Documents with respect to the Hydrocarbon Interests and related Oil and Gas Properties being added to the Borrowing Base.

      SECTION 6.2.5. ENGINEERING REPORTS. The Lender shall have received an Engineering Report, dated as of a recent date from a petroleum engineer reasonably acceptable to the Lender, as to the Hydrocarbon Interests being added to the Borrowing Base.

      SECTION 6.2.6. MATERIAL CONTRACTS AND RELATED CONSENTS; SECURITY AGREEMENT. The Lender shall have received true and correct copies, certified by the Borrower, and approved the form and substance of, (a) each Material Contract related to the Hydrocarbon Interests being added to the Borrowing Base, (b) each Approval as may be requested by the Lender. In addition, the Lender shall have received duly executed counterparts of a Security Agreement or, if applicable, amendments to an existing Security Agreement which add any such Material Contract to the Collateral (as defined in the Security Agreement), a Consent and, as applicable, a Mortgage Consent, for each such Material Contract, dated as of a recent date.

      SECTION 6.2.7. GUARANTIES. The Lender shall have received duly executed counterparts of a Guaranty from any Subsidiary of the Borrower which is adding Hydrocarbon Interests to the Borrowing Base, unless such a Guaranty has already been delivered to the Lender in connection with a previous addition to the Borrowing Base or on the Effective Date.

      SECTION 6.2.8. ADDITIONAL STOCK OR PARTNERSHIP PLEDGE. The Lender shall have received executed counterparts of the Pledge Agreement, dated not later than the date of such Loan, duly executed by the Borrower or the applicable Guarantor pledging its interest in the capital stock or partnership interest, as the case may be, of any Subsidiary which is adding Hydrocarbon Interests to the Borrowing Base, unless such Pledge Agreement has already been delivered to the Lender, accompanied by the original share certificate evidencing such capital stock and executed stock powers (in blank) and the evidence of satisfactory arrangement for the completion of all filings and recordings of the Pledge Agreement as may be necessary or, in the reasonable opinion of the Lender, desirable, effectively to create a valid, perfected first priority lien against and security interest in the collateral covered thereby.

      SECTION 6.2.9. OVERRIDING ROYALTY INTERESTS. To the extent that (x) certain new Properties (or new classifications of Properties) are considered by the Lender in a redetermination of the Borrowing Base and the Collateral Value,
(y) the Designee has not already received an Assignment pertaining thereto and
(z) pursuant to the Confidential Fee Letter, the Designee is entitled to receive an overriding royalty interest, the Designee shall have received an Assignment and a Certificate as to Overriding Royalty Interests with respect to such Properties duly executed by the Borrower and the Borrower's Subsidiaries, together with

            (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Assignment as may be necessary or desirable to vest title to the Overriding Royalty Interest described therein; and

            (b) such title opinions or other assurances of title with respect to the overriding royalties which are the subject of the Assignment as the Lender may reasonably require.

      SECTION 6.2.10. OTHER DOCUMENTS. The Lender shall have received such other documents as it may reasonably request.

      SECTION 6.3. ALL CREDIT EXTENSIONS. The obligation of the Lender to make any Credit Extension shall be subject to the satisfaction of each of the conditions precedent set forth in this SECTION 6.3.

      SECTION 6.3.1. COMPLIANCE WITH WARRANTIES, NO DEFAULT, ETC. Both before and after giving effect to any Credit Extension (but, if any Default of the nature referred to in SECTION 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds of any Borrowing) the following statements shall be true and correct

            (a) the representations and warranties set forth in ARTICLE VII (excluding, however, those contained in SECTION 7.9) and in the other Loan Documents shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

            (b) except as disclosed by the Borrower to the Lender pursuant to
      SECTION 7.9

                  (i) no labor controversy, litigation, arbitration or
            governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which has or might reasonably be expected to have a Material Adverse Effect; and

                  (ii) no development shall have occurred in any labor
            controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 7.9 which has or might reasonably be expected to have a Material Adverse Effect; and

            (c) no Default shall have then occurred and be continuing, and neither the Borrower nor any other Obligor are in material violation of any Applicable Law or court order or decree if such violation has or might reasonably be expected to have a Material Adverse Effect.

      SECTION 6.3.2. CREDIT REQUEST. The Lender shall have received a Borrowing Request or Issuance Request, as the case may be, for such Credit Extension. Each of the delivery of a Borrowing Request or an Issuance Request and the acceptance by the Borrower of the proceeds of the Borrowing or the issuance of the Letter of Credit as applicable, shall constitute a representation and warranty by the Borrower that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) or the issuance of the Letter of Credit, as applicable, the statements made in
SECTION 6.3.1 are true and correct.

      SECTION 6.3.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries shall be reasonably satisfactory in form and substance to the Lender and its counsel; the Lender and its counsel shall have received all information, approvals, opinions, documents or instruments as the Lender or its counsel may reasonably request.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lender to enter into this Agreement and to make Loans and to issue or cause the issuance of Letters of Credit hereunder, the Borrower represents and warrants unto the Lender and any Issuer as set forth in this ARTICLE VII.

      SECTION 7.1. ORGANIZATION, ETC. The Borrower is a Delaware corporation and each of the Borrower's Subsidiaries is an Oklahoma corporation validly organized and existing and in good standing under the laws of the jurisdiction of its organization, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification, where the failure so to qualify would have a Material Adverse Effect and has full power and authority and holds all requisite governmental licenses, permits and other approvals to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and to own and hold under lease its Property and to conduct its business substantially as currently conducted by it, in each case where the failure so to do would have a Material Adverse Effect. As of the Effective Date, Old Esenjay is the owner of not less than 24% of the issued and outstanding shares of the Borrower, and Aspect is the owner of not less than 24% of the issued and outstanding shares of the Borrower. The Borrower is the sole shareholder of each of the Borrower's Subsidiaries. As of the Effective Date, the Borrower has no Subsidiaries other than as listed in SCHEDULE III.

      SECTION 7.2. DUE AUTHORIZATION, NON-CONTRAVENTION, ETC. The execution, delivery and performance by the Borrower and each other Obligor of this Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate powers, have been duly authorized by all necessary corporate action, and do not

            (a) contravene the Borrower's or such Obligor's Organic Documents;

            (b) contravene or result in any violation of or default under any Applicable Law or any material contractual restriction, court decree or order, in each case binding on or affecting the Borrower or any other Obligor or any Properties, businesses, assets or revenues of the Borrower or any other Obligor;

            (c) result in, or require the creation or imposition of, any Lien on (except for the Liens of the Loan Documents) any of the Borrower's or any other Obligor's Properties, businesses, assets or revenues.

      SECTION 7.3. GOVERNMENT APPROVAL, REGULATION, ETC. No authorization or approval or other action by, and no notice to or filing with, any Government Agency or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Notes or any other Loan Document to which it is a party.

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      SECTION 7.4. INVESTMENT COMPANY ACT. Neither the Borrower, its
Subsidiaries nor any Affiliate thereof, is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      SECTION 7.5. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      SECTION 7.6. VALIDITY, ETC. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrower or any of its Subsidiaries will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower and such Subsidiaries, as applicable, enforceable in accordance with their respective terms, and each Loan Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor enforceable in accordance with its terms, in each case subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

      SECTION 7.7. FINANCIAL INFORMATION. The audited consolidated balance sheets of the Borrower and each of its consolidated Subsidiaries as at December 31, 2000, and the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at March 31, 2001, and the respective, related consolidated unaudited statements of operations and cash flow of the Borrower and each of its Subsidiaries, copies of which have been furnished to the Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the date thereof and the results of their unaudited operations for the period then ended, and show all material Indebtedness of the Borrower and its consolidated Subsidiaries, as of the date thereof, including liabilities for taxes, material commitments and Contingent Liabilities.

      SECTION 7.8. NO MATERIAL ADVERSE CHANGE. Since March 31, 2001, there has been no change in the financial condition, operations, assets, business, Properties or prospects of the Borrower or its Subsidiaries that has or might reasonably be expected to have a Material Adverse Effect, except that solely with respect to financial reporting purposes and due solely to certain non cash charges, Borrower expects to report an operating loss for the Fiscal Quarter ended June 30, 2001, due to the effects of FAS 133.

      SECTION 7.9. LITIGATION, LABOR CONTROVERSIES, ETC. There is no pending or, to the knowledge of the Borrower, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or any of its Subsidiaries, or any of their respective Properties, businesses, assets or revenues, which has or might reasonably be expected

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to have a Material Adverse Effect, except as disclosed in ITEM 7.9
("LITIGATION") of the Disclosure Schedule.

      SECTION 7.10. OWNERSHIP OF PROPERTIES. Each of the Borrower and each of its Subsidiaries has good and merchantable title to its Properties (including, without limitation, all Hydrocarbon Interests), free and clear of all Liens except (a) those referred to in the financial statements referred to in SECTION 7.7, (b) as disclosed to the Lender in the DISCLOSURE SCHEDULE or (c) as permitted by SECTION 8.2.3. After giving full effect to all Liens permitted under SECTION 8.2.3, the Borrower and its Subsidiaries own the net interests in Hydrocarbons produced from the Oil and Gas Properties as reflected in the most recent Engineering Report, and neither the Borrower nor any of its Subsidiaries is obligated to bear costs or expenses in respect of the Oil and Gas Properties in excess of its working interest percentage as reflected in the most recent Engineering Report.

      SECTION 7.11. TAXES. Each of the Borrower and its Subsidiaries has filed all Federal and other tax returns and reports required by Applicable Law to have been filed by it and has paid all taxes and other governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 7.12. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the Effective Date and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in ITEM 7.12 ("EMPLOYEE BENEFIT PLANS") of the Disclosure Schedule or as otherwise reflected in the Financial Statements of the Borrower and its consolidated Subsidiaries, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

      SECTION 7.13. COMPLIANCE WITH LAW. Neither the Borrower nor any of its Subsidiaries (a) is in violation of any Applicable Law of, or the terms of any Approval issued by, any Government Agency; or (b) has failed to obtain any Approval necessary to ownership of any of its properties or the conduct of its business (including without limitation any such authorization from the Federal Energy Regulatory Commission or any state conservation commission or similar body); which violation or failure could reasonably be expected to have a Material Adverse Effect.

      SECTION 7.14. CLAIMS AND LIABILITIES. Except as disclosed to the Lender in
ITEM 7.14 ("CLAIMS AND LIABILITIES") of the Disclosure Schedule, neither the Borrower nor any of its Subsidiaries has accrued any liabilities under gas purchase contracts for gas not taken, but for which it is liable to pay if not made up and which, if not paid,

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would have a Material Adverse Effect. Except as disclosed to the Lender in ITEM
7.14 of the Disclosure Schedule, no claims exist against the Borrower or any of its Subsidiaries for gas imbalances which claims if adversely determined would have a Material Adverse Effect. No purchaser of product supplied by the Borrower or any of its Subsidiaries has any claim against the Borrower or any of its Subsidiaries for product paid for, but for which delivery was not taken as and when paid for, which claim if adversely determined would have a Material Adverse Effect.

      SECTION 7.15. NO PROHIBITION ON PERFECTION OF SECURITY DOCUMENTS. None of the terms or provisions of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or the property of the Borrower or any of its Subsidiaries is bound prohibit the filing or recordation of any of the Loan Documents or any other action which is necessary or appropriate in connection with the perfection of the Liens evidenced and created by any of the Loan Documents.

      SECTION 7.16. SOLVENCY. Neither the Borrower nor any of its Subsidiaries is "insolvent", as such term is used and defined in the United States Bankruptcy Code, 11 U.S.C. Section 101, ET SEQ.

      SECTION 7.17. ENVIRONMENTAL WARRANTIES. As a reasonable and prudent operator of oil and gas producing properties, in the ordinary course of its business, the Borrower has conducted, with respect to its Oil and Gas Properties, and, on an ongoing basis, conducts a review of the effect of Environmental Laws on the business, operations and Properties of the Borrower and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including any capital or operating expenditures required for Remedial Action or other clean-up or closure of Properties presently owned or operated, any capital or operating expenditures required for Remedial Action or otherwise to achieve or maintain compliance with environmental protection standards imposed by any Environmental Law or as a condition of any Approval, license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that, except as disclosed in ITEM
7.17 ("ENVIRONMENTAL MATTERS") of the Disclosure Schedule, to the best of its knowledge after due inquiry:

            (a) all facilities and Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries have been, and continue to be, owned, leased or operated by the Borrower or any of its Subsidiaries in compliance with all Environmental Laws where the failure to do so could reasonably be expected to have a Material Adverse Effect;

            (b) there have been no past, and there are no pending or threatened

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                  (i) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries with respect to any alleged violation of any Environmental Law, that, singly or in the aggregate, have or may reasonably be expected to have a Material Adverse Effect, or

                  (ii) claims, complaints, notices or inquiries to, or requests for information received by, the Borrower or any of its Subsidiaries regarding potential liability under any Environmental Law or under any common law theories relating to operations or the condition of any facilities or Property (including underlying groundwater) owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect;

            (c) there have been no Releases of Hazardous Materials at, on or under any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

            (d) each of the Borrower or any of its Subsidiaries, as applicable, has been issued and is in compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters and necessary or desirable for its business where the failure to do so could reasonably be expected to have a Material Adverse Effect;

            (e) no Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any other similar federal or state list of sites requiring investigation or clean-up;

            (f) there are no underground storage tanks, active or abandoned, including petroleum storage tanks, on or under any Property now or previously owned, leased or operated by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

            (g) neither the Borrower nor any Subsidiaries of the Borrower has directly transported or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, or, to the extent that such listing may, singly or in the aggregate, have, or may reasonably be expected to have a Material Adverse Effect, on the CERCLIS or on any similar federal or state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against the Borrower or any of its Subsidiaries for any remedial work, damage to natural resources or personal injury, including claims under CERCLA;

            (h) there are no polychlorinated biphenyls, radioactive materials or friable asbestos present at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect;

            (i) since the respective dates of the reports delivered pursuant to
      SECTION 6.1.12 and SECTION 6.2.1, no event has occurred or condition changed which would make the descriptions and characterizations of the Properties covered thereby incomplete or misleading in any material respect; and

            (j) no condition exists at, on or under any property now or previously owned or leased by the Borrower or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to material liability under any Environmental Law that, singly or in the aggregate have, or may reasonably be expected to have a Material Adverse Effect.

      SECTION 7.18. REGULATIONS T, U AND X. Neither the Borrower nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation T, U or X. Terms for which meanings are provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

      SECTION 7.19. INSURANCE. The Borrower and its Subsidiaries have the benefit of the insurance coverage described in the certificates of insurance delivered pursuant to SECTION 6.1.10 and required to be maintained pursuant to
SECTION 8.1.4.

      SECTION 7.20. ACCURACY OF INFORMATION. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to the Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby (including without limitation each Engineering Report) is, and all other such factual information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

      SECTION 7.21. TITLE WARRANTY. The Borrower represents and warrants that the Overriding Royalty Interest conveyed in the Assignment is free and clear of any mortgages, deeds of trust, voluntary or contractual Liens, pledges, security interests, charges, conditional sales or other title retention documents, or other encumbrances or burdens other than those in favor of the Lender or the Designee and as expressly set

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forth in the Assignment, and the Borrower hereby binds itself, its successors and assigns to warrant and forever defend the title to the Overriding Royalty Interest therein granted, conveyed, assigned, and transferred unto the Designee, its successors and assigns, against the lawful claims and demands of every person whomsoever claiming or to claim the same or any part thereof, by, through or under the Borrower or any of its Subsidiaries but not otherwise.

                                  ARTICLE VIII

                                    COVENANTS

      SECTION 8.1. AFFIRMATIVE COVENANTS. The Borrower agrees with the Lender and any Issuer that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and each of its Subsidiaries will perform the obligations set forth in this SECTION 8.1.

      SECTION 8.1.1. FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Borrower will furnish, or will cause to be furnished, to the Lender copies of the following financial statements, reports, notices and other information:

            (a) as soon as available and in any event within fifty (50) days after the end of each of the first three (3) Fiscal Quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Quarter and consolidated and consolidating statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial Authorized Officer of the Borrower;

            (b) as soon as available and in any event within ninety-five (95) days after the end of each Fiscal Year of the Borrower, a copy of the annual audit report for such Fiscal Year for the Borrower and its consolidated Subsidiaries, including therein the audited consolidated and consolidating balance sheets of the Borrower and its consolidated Subsidiaries as of the end of such Fiscal Year and audited statements of operations and cash flow of the Borrower and its consolidated Subsidiaries for such Fiscal Year, in the case of such audited financials, each case certified (without any Impermissible Qualification) in a manner reasonably acceptable to the Lender by an independent public accountant acceptable to the Lender, together with a certificate from the Chief Financial Officer of the Borrower from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in SECTION 8.2.4 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default that has occurred and is continuing, or, if they have become aware of such Default, describing such Default and the steps, if any, being taken to cure it;

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            (c) concurrently with the delivery of the financial statements referred to in CLAUSES (a) and (b), a certificate, executed by the Authorized Officer of the Borrower, showing (in reasonable detail and with appropriate calculations and computations in all respects reasonably satisfactory to the Lender) (i) compliance with the financial covenants set forth in SECTION 8.2.4 and (ii) a comparison between the actions described in the then current Approved Budget and the actual actions taken in such period, and also certifying, to such Authorized Officer's best knowledge, that no Default has occurred and is then outstanding;

            (d) commencing December 31, 2001, and thereafter on or prior to December 31st of each year, an Approved Budget for the Borrower for the immediately following Fiscal Year, reasonably satisfactory to the Lender, such budgets to be substantially in the form of EXHIBIT P;

            (e) on or prior to the fiftieth (50th) day after the end of each Fiscal Quarter, a proposed revision to the then current Approved Budget for the eight (8) Fiscal Quarters next following, in form, scope and detail reasonably satisfactory to the Lender;

            (f) as soon as possible and in any event within five (5) Business Days after any responsible officer of the Borrower becomes aware of the occurrence of each Default and any event which has or is reasonably likely to have a Material Adverse Effect, a statement of Authorized Officer of the Borrower setting forth details of such Default or event and the action which the Borrower has taken and proposes to take with respect thereto;

            (g) as soon as possible and in any event within five (5) Business Days after any responsible officer of the Borrower becomes aware of (x) the occurrence of any adverse development with respect to any litigation, action, proceeding or labor controversy described in SECTION 7.9 or (y) the commencement of any litigation, action, proceeding or labor controversy of the type described in SECTION 7.9, notice thereof and, to the extent reasonably requested by the Lender, copies of all documentation relating thereto not subject to the attorney-client privilege;

            (h) as soon as possible and in any event within ten (10) days after any responsible officer of the Borrower or any of its Subsidiaries has actual knowledge thereof, notice of

                  (i) any claim by any Person against the Borrower or any of its
            Subsidiaries of nonpayment of, or

                  (ii) any attempt by any Person to collect upon or enforce

any accounts payable (that are more than thirty (30) days past due) of the Borrower or any of its Subsidiaries, in the case of any single account payable in excess of $100,000, or in the case of all accounts payable in the aggregate in excess of $250,000;

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            (i) upon, but in no event later than ten (10) days after, any responsible officer of the Borrower or any of its Subsidiaries becomes aware of (i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against the Borrower or any Subsidiary or any of its Properties pursuant to any applicable Environmental Laws which could have a Material Adverse Effect, and (ii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Borrower or any Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

            (j) as soon as available and in any event within sixty (60) days after January 1, 2002 and January 1st of each calendar year, an Engineering Report from an independent petroleum engineering firm acceptable to the Lender in its reasonable judgment, and as soon as available and in any event within sixty (60) days after July 1st of each calendar year commencing in 2002, an Engineering Report from the Borrower's internal reserve engineers, unless the Lender, at least sixty
      (60) days before the required delivery date of such Engineering Report, has requested that it be prepared by an independent petroleum engineering firm reasonably acceptable to the Lender;

            (k) promptly after (i) the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, (ii) the sending or filing thereof, all material reports and registration statements which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange,
      (iii) the filing thereof, copies of all tariff and rate cases and other material reports filed with any regulatory authority (other than routine operating reports), and (iv) receipt thereof, copies of all notices received from any regulatory authority concerning material noncompliance by the Borrower or any of its Subsidiaries with any applicable regulations;

            (l) immediately upon becoming aware of the institution of any steps by the Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrower with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

            (m) on or before the thirtieth (30th) day of each month, reports in forms customarily produced in the oil and gas industry, covering the subjects identified on EXHIBIT Q hereto, containing operational and accounting information with

                                       65
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      respect to the Mortgaged Properties, Borrowing Base Properties and
      Development Properties for the immediately preceding month, including estimated production volumes, revenues, operating costs, drilling costs, completion costs, geological and geophysical costs, and G&A Expenses, position under Hedging Agreements and such other information (including drilling and completion reports and well test data) respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Lender may from time to time reasonably request.

      SECTION 8.1.2. COMPLIANCE WITH LAWS, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all Applicable Laws, except where failure to so comply would not be reasonably expected to have a Material Adverse Effect, such compliance to include (without limitation):

            (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

            (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

      SECTION 8.1.3. MAINTENANCE, DEVELOPMENT AND SALE OF PROPERTIES.

            (a) The Borrower will, and will cause each of its Subsidiaries to, maintain (subject to any disposition permitted by SECTION 8.2.9), preserve, protect and keep its Properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times in accordance with standard industry practices. In particular, the Borrower will, and will cause each of its Subsidiaries to, operate or cause to be operated its Oil and Gas Properties as a reasonable and prudent operator.

            (b) The Borrower shall use all reasonable efforts promptly to complete the Approved Development Activities contemplated by the Approved Budget. In addition, the Borrower shall use all reasonable efforts to develop and bring into production in a prudent and businesslike manner all proved developed non-producing reserves and projects that the Lender has considered in its determination of the Borrowing Base.

            (c) The Borrower shall ensure that at all times it has available to it, either through its employees or through independent contractors, petroleum engineers with appropriate experience and expertise in the proper operation and development of properties similar to the Mortgaged Properties, the Borrowing Base Properties and the Development Properties.

                                       66
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            (d) From time-to-time, but not less than once each Fiscal Quarter
      (at the time described in SECTION 8.1.1(e)) during the time the Tranche B Loan is outstanding, the Borrower shall deliver to the Lender a written proposal containing revisions to the Approved Budget then in effect, showing, among other things, revised projections of Approved Development Activities for the twenty-four (24) month period following such revision, which revisions shall in all respects satisfactory to the Lender. Within ten (10) Business Days after receipt of such proposal for a revised Approved Budget, the Lender shall either approve the revisions or object to such revisions. In the event that the Lender has not delivered to the Borrower an approval or objection within such ten (10) day period, such revisions shall be deemed approved. In the event that the Lender shall object to a proposed revision, the Borrower shall discuss such objections with the Lender and shall further revise and resubmit such proposed revisions to the Approved Budget until a revised Approved Budget acceptable to the Lender has been submitted to and approved or deemed approved by the Lender. Once approved in writing or deemed approved by the Lender, the then existing Approved Budget shall be amended and the Approved Budget as revised and amended shall thereafter replace and supersede the prior Approved Budget.

            (e) Promptly after the drilling and completion of each well drilled on the Oil and Gas Properties that have been considered by the Lender in the determination or redetermination of the Borrowing Base or the Collateral Value, the Borrower shall promptly request assignments of any interests earned by virtue of such drilling and, within fifteen (15) days after the earlier to occur of the receipt of such assignments or sixty
      (60) days after first production from such well, shall deliver to the
      Lender:

                  (i) true and correct copies of any such assignments of record title of the applicable Oil and Gas Properties into the Borrower or its Subsidiary, as applicable,

                  (ii) true and correct copies of all required Consents and
            Approvals (including copies of applications to the Mineral Board of the State of Louisiana for the relevant Approvals) applicable to such assignments,

                  (iii) original, executed and acknowledged counterparts of an
            Assignment from the Borrower or its Subsidiary, as applicable, to the Designee (effective not later than the date of first production from such well),

                  (iv) original, executed and acknowledged counterparts of a supplemental Mortgage and related amendments to financing statements and

                  (v) a favorable mortgagee's title opinion showing that the
            Borrower or its Subsidiary, as applicable, is vested with good and

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            marketable title to interests in the applicable Mortgaged Property consistent with the working interests and net revenue interest for such property shown in the most recent Engineering Report and showing that the interests created by such supplemental Mortgage constitute valid first Liens thereon, free and clear of all defects and encumbrances other than as approved by the Lender, in each case in form and substance reasonably satisfactory to the Lender.

            (f) The Borrower and each of its Subsidiaries shall, promptly after the Effective Date, take all necessary actions and use its reasonable best efforts to obtain appropriate Consents from the Mineral Board of the State of Louisiana of the granting of the Assignment and the Mortgage with respect to any State of Louisiana leases covered by such instruments.

      SECTION 8.1.4. INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses (including, where appropriate, well control, operator's extra expense and remediation insurance) and will furnish to the Lender at reasonable intervals at the request of the Lender a certificate of an Authorized Officer of the Borrower setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this SECTION 8.1.4. The following shall apply to the insurance required by this
SECTION 8.1.4:

            (a) Each policy for property insurance covering the Mortgaged Property shall show the Lender as loss payee;

            (b) Each policy for liability insurance covering the Mortgaged Property shall show the Lender as additional insured;

            (c) Each insurance policy covering the Mortgaged Property shall provide that at least thirty (30) days prior written notice of cancellation, reduction in amount or other change in coverage, or of lapse shall be given to the Lender by the insurer; and

            (d) The Borrower shall, if so requested by the Lender, deliver to the Lender the original or a certified copy of each insurance policy covering the Mortgaged Property.

      SECTION 8.1.5. BOOKS AND RECORDS. The Borrower will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its material business affairs and transactions and permit the Lender or any of its respective representatives, at reasonable times (but in any event, within three (3) Business Days after notice from the Lender and during all normal business hours) and at reasonable intervals, to visit all of its offices, to discuss its financial matters with its officers, directors and, after forty-eight (48) hours notice to the Borrower and independent public

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accountant (and the Borrower hereby authorizes such independent public accountant to discuss the Borrower's and its Subsidiaries' financial matters with the Lender or its representatives whether or not any representative of the Borrower is present) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other corporate records. The Borrower shall pay any reasonable fees of such independent public accountant incurred in connection with the Lender's exercise of its rights pursuant to this Section. Furthermore, the Borrower will permit the Lender, or its agents, at the cost and expense of the Borrower, to enter upon the Oil and Gas Properties and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof, and shall permit reasonable access to the field offices and other offices, including the principal place of business, of the Borrower to inspect and examine the Oil and Gas Properties.

      SECTION 8.1.6. ENVIRONMENTAL COVENANT. The Borrower will, and will cause each of its Subsidiaries to,

            (a) use, operate and maintain all of its facilities and Properties in compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws where failure to do so would reasonably be expected to have a Material Adverse Effect;

            (b) (i) promptly notify the Lender, and if requested by the Lender, and provide copies of all written claims, complaints, notices or inquiries relating to the condition of its facilities and Properties or compliance with Environmental Laws, (ii) use all reasonable efforts within ninety
      (90) days to have dismissed with prejudice any actions or proceedings relating to compliance with Environmental Laws which would or could in the reasonable opinion of the Lender have a Material Adverse Effect, and (iii) diligently pursue cure of any material underlying environmental problem which forms the basis of any such claim, complaint, notice or inquiry; and

            (c) provide such information and certifications which the Lender may reasonably request from time to time to evidence compliance with this
      SECTION 8.1.6.

      SECTION 8.1.7. FURTHER ASSURANCES.

            (a) The Borrower shall, and shall cause each of its Subsidiaries to, upon the request of the Lender, take such actions and execute and deliver such documents and instruments as the Lender shall require to ensure that the Lender shall, at all times, have received currently effective, duly executed Loan Documents encumbering Oil and Gas Properties of the Borrower and its Subsidiaries constituting 90% of value of the Proven Reserves to which value is given in the determination of the then current Borrowing Base and Collateral Value (with accompanying letters in lieu of transfer orders) and satisfactory title evidence in form and substance reasonably acceptable to the Lender in its reasonable business judgment as to ownership of such Oil and Gas Properties; PROVIDED that, upon thirty (30) days notice to the Borrower, the Lender may require, and the Borrower and/or its Subsidiaries, as applicable, shall execute, acknowledge and deliver to the Lender, Mortgages effectively encumbering 100% of the Oil and Gas Properties of the Borrower and its Subsidiaries to which value is given in the determination of the then current Borrowing Base.

            (b) If the Lender shall determine that, as of the date of any Borrowing Base Redetermination, the Borrower or any of its Subsidiaries shall have failed to comply with the preceding SUBSECTION 8.1.7(a), the Lender may notify the Borrower in writing of such failure and, within thirty (30) days from and after receipt of such written notice by the Borrower, the Borrower or its Subsidiaries (as applicable) shall execute and deliver to the Lender supplemental or additional Loan Documents, in form and substance reasonably satisfactory to the Lender and its counsel, securing payment of the Notes and the other Obligations and covering additional assets not then encumbered by any Loan Documents (together with current valuations, Engineering Reports, and title evidence applicable to the additional assets collaterally assigned and such other documents as the Lender may reasonably require, including opinions of counsel, each of which shall be in form and substance reasonably satisfactory to the Lender) such that the Lender shall have received currently effective duly executed Loan Documents encumbering Oil and Gas Properties constituting at least 90% (or, as provided in SUBSECTION 8.1.7(a), 100%) of the value of the Proven Reserves of the Borrower and its Subsidiaries to which value is given in the determination of the then current Borrowing Base (with accompanying letters in lieu of transfer orders) and satisfactory title evidence in form and substance acceptable to the Lender in its reasonable business judgment as to ownership of such Oil and Gas Properties.

            (c) From time to time, but not less often that once each Fiscal Quarter, the Borrower shall, and shall cause each of its Subsidiaries to, deliver duly executed and acknowledged counterparts of the Assignment as are necessary to ensure that the Designee shall have received the overriding royalty interests in all of the Oil and Gas Properties required by SECTION 3.5.

            (d) The Borrower shall ensure that all written information, exhibits, certificates and reports furnished by or on behalf of the Borrower to the Lender do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Lender and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

      SECTION 8.1.8. HYDROCARBON HEDGING. The Borrower will (i) maintain and keep in force all Hedging Agreements entered into prior to the Effective Date (all of

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which are listed on SCHEDULE IV), and (ii) after the Effective Date, enter into natural gas Hedging Agreements with counterparties having a S&P rating or a Moody's rating of at least AA or Aa2, respectively, and on such other terms as are satisfactory to the Lender, that will enable the Borrower to obtain a net realized price of not less than $2.75 per MMBtu of natural gas from 65% of the Incremental Proved Producing Reserves as may from time to time be established, but in no event later than thirty (30) days after each periodic redetermination of the Borrowing Base (for the period commencing as of such redetermination and ending not earlier than the Stated Maturity Date for the Tranche B Loan). Notwithstanding the foregoing, the Borrower need not enter into any Hedging Agreement that would result in an average net realized wellhead price of less than $2.50 per MMBtu.

      SECTION 8.1.9. INTEREST RATE PROTECTION. On or before the Effective Date, the Borrower shall enter into Hedging Agreements, with counterparties having a S&P rating or a Moody's rating of at least AA or Aa2, respectively, and on such other terms as are satisfactory to the Lender, designed to ensure a maximum interest rate of 10.5% per annum on the notional amount projected to be outstanding as the Tranche B Loan, for all periods prior to the Tranche B Stated Maturity Date.

      SECTION 8.1.10. MERGER OF CERTAIN SUBSIDIARIES. The Borrower shall, on or before September 30, 2001, caused Frontier, Inc., Frontier Exploration and Production Corporation and Frontier Acquisition Corporation to be merged with and into the Borrower and shall have delivered to the Lender certificates of merger from the appropriate Government Agencies evidencing such mergers.

      SECTION 8.2. NEGATIVE COVENANTS. The Borrower agrees with the Lender and any Issuer that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower will perform the obligations set forth in this SECTION 8.2.

      SECTION 8.2.1. BUSINESS ACTIVITIES. The Borrower will not, and will not permit its Subsidiaries to, engage in any business activity, except those described in the first recital and such activities as may be incidental or related thereto. Until the merger of Frontier, Inc., Frontier Exploration and Production Company and Frontier Acquisition Corporation with and into the Borrower as described in SECTION 8.1.10, the Borrower will not, and will not permit any of its Subsidiaries, to conduct any business in such Subsidiaries other than may be necessary to manage and operate existing properties and to implement such mergers.

      SECTION 8.2.2. INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

            (a) Indebtedness in respect of the Loans and other Obligations;

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


            (b) Indebtedness in an aggregate principal amount not to exceed $500,000 at any time outstanding which is incurred by the Borrower or any of its Subsidiaries to a vendor of any assets to finance its acquisition of such assets;

            (c) unsecured Indebtedness incurred in the ordinary course of business (including (i) open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, and (ii) gas balancing, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities);

            (d) Hedging Obligations incurred pursuant to the Hedging Agreements permitted under SECTIONS 8.1.8 and 8.1.9; and

            (e) Contingent Obligations incurred to satisfy bonding requirements imposed by any Government Agency not to exceed, in the aggregate, $250,000;

            (f) Indebtedness of its Subsidiaries existing as of the Effective Date which is identified in ITEM 8.2.2(F) of the Disclosure Schedule;

            (g) Indebtedness in respect of Capitalized Lease Obligations in an amount not to exceed $250,000 at any time outstanding;

            (h) Indebtedness owed by the Borrower to any of the Subsidiaries or by any Subsidiary of the Borrower to the Borrower or any Subsidiary;

            (i) endorsements of negotiable instruments for collection in the ordinary course of business;

            (j) Indebtedness of the Borrower and its Subsidiaries which are Investments to the extent permitted by SECTION 8.2.5(b);

            (k) additional Indebtedness not permitted by CLAUSES (a) through (j) above, PROVIDED, HOWEVER, that the aggregate amount of all Indebtedness incurred by the Borrower and its consolidated Subsidiaries pursuant to this CLAUSE (k) shall not exceed $1,000,000 at any one time outstanding;

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSE (b) shall be permitted if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing.

      SECTION 8.2.3. LIENS. The Borrower will not, and will not permit any of the Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property, revenues or assets, whether now owned or hereafter acquired, except:

            (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

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


            (b) Liens granted to secure payment of Indebtedness of the type permitted and described in CLAUSE (b) of SECTION 8.2.2 and covering only those assets acquired with the proceeds of such Indebtedness;

            (c) Hydrocarbon production sales contracts;

            (d) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

            (e) Liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; PROVIDED, that at no time shall such sums exceed in the aggregate $100,000;

            (f) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits (other than ERISA), or to secure performance of bonds, licenses, statutory obligations, and performance bonds, tenders, statutory obligations, leases and contracts (other than for borrowed money), all other obligations of a like nature entered into in the ordinary course of business or to secure obligations on surety or appeal bonds, all other obligations of a like nature;

            (g) zoning and similar covenants, restrictions, easements, servitudes, permits, conditions, exceptions, reservations, minor rights, minor encumbrances, minor irregularities in title or conventional rights of reassignment prior to abandonment and similar restrictions and other similar encumbrances or title defects which do not materially interfere with the occupation, use and enjoyment by the Borrower of its assets in the ordinary course of business as presently conducted, or materially impair the value thereof for the purpose of such business;

            (h) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance maintained with responsible insurance companies;

            (i) deposits of cash to secure insurance in the ordinary course of business;

            (j) banker's liens arising by operation of law securing fees and costs of such banks, but not liens securing borrowed money;

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


            (k) Liens in favor of operators and non-operators under joint operating agreements or similar contractual arrangements arising in the ordinary course of the business of the Borrower to secure amounts owing, which amounts are not yet due or are being contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor;

            (l) production sales agreements, division orders, operating agreements and other agreements customary in the oil and gas business for producing, processing, gathering, transporting and selling Hydrocarbons;

            (m) the terms any provisions of the leases, unit agreements, assignments and other transfer of title documents in the chain of title under which the Borrower acquired the relevant Properties;

            (n) any Liens securing Indebtedness, neither assumed nor guaranteed by the Borrower nor on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by the Borrower for substation, metering station, pump station, storage, gathering line, transmission line, transportation line, distribution line, or right of way purposes, and any Liens reserved in leases for rent and compliance with the terms of the leases in the case of leasehold estates, so long as no default has occurred in the payment or performance thereof, and to the extent that any such Lien referred to in this clause does not materially impair the use of the Properties covered by such Lien for the purposes for which such Properties is held by the Borrower;

            (o) the statutory Lien to secure payment of the proceeds of Hydrocarbon production established by Texas Bus. & Com. Code Section9.319 and similar laws of other jurisdictions;

            (p) rights reserved to or vested in any Government Agency by the terms of any right, power, franchise, grant, license, or permit, or by any provision of law, to terminate such right, power, franchise, grant, license, or permit or to purchase, condemn, expropriate, or recapture or to designate a purchaser of any of the Properties of the Borrower; and

            (q) rights of a common owner of any interest in real estate, rights of way, or easements held by the Borrower and such common owner as tenant in common or through other common ownership.

      SECTION 8.2.4. FINANCIAL CONDITION. The Borrower will not permit:

            (a) Tangible Net Worth at any time to be less than $20,000,000, plus fifty percent (50%) of Consolidated Net Income (excluding the effects of consolidated net losses) for all Fiscal Quarters beginning after the Effective Date and treated as a single accounting period;

            (b) the Current Ratio at any time to be less than 1.0:1.0;

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            (c) the Debt to Capitalization Ratio at any time to be greater than
      60%;

            (d) the Debt to EBITDA Ratio (i) at any time prior to March 31, 2002, to be greater than 3.5:1.0, or (ii) at any time on or after March 31, 2002, to be greater than 3.0:1.0;

            (e) the Interest Coverage Ratio to be less than 3.0:1.0; or

            (f) G&A Expenses, whether capitalized or expensed, to exceed for any four (4) consecutive Fiscal Quarters, the sum of (i) $7,000,000 and (ii) the floating amount in accordance with the Bonus Plan.

The Borrower shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or, without the consent of the Lender, such consent not to be unreasonably withheld, change the fiscal year of the Borrower or of any Subsidiary.

      SECTION 8.2.5. INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except:

            (a) Cash Equivalent Investments;

            (b) without duplication, Investments permitted as Indebtedness pursuant to SECTION 8.2.2;

            (c) without duplication, Investments in the nature of Capital Expenditures;

            (d) to the extent the formation or acquisition of any Subsidiary is permitted hereunder, Investments in such Subsidiary; and

            (e) Investments permitted by SECTION 8.2.8;

      PROVIDED, HOWEVER, that

            (f) any Investment which when made complies with the requirements of the definition of the term "CASH EQUIVALENT INVESTMENT" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and

            (g) no Investment otherwise permitted by CLAUSE (b) shall be permitted to be made if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

      SECTION 8.2.6. RESTRICTED PAYMENTS, ETC. On and at all times after the Effective Date:

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


            (a) the Borrower will not, and will not permit any of its Subsidiaries (other than a wholly-owned Subsidiary) to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any class of equity (now or hereafter outstanding) of the Borrower or such Subsidiary or on any options, warrants or other rights with respect to any interest or shares of any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary or apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, any class of capital stock (now or hereafter outstanding) of the Borrower, or options, warrants or other rights with respect to any interest or shares of or in any class of capital stock (now or hereafter outstanding) of the Borrower or such Subsidiary (such dividends, distributions or applications being called "DISTRIBUTION PAYMENTS") other than Distribution Payments which do not cause the Borrower to be in violation of the Restricted Payment Tests; and

            (b) the Borrower will not permit any Subsidiary to make any Distribution Payments other than to the Borrower; and

            (c) the Borrower will not, and will not permit its Subsidiaries to, make any deposit for any of the foregoing purposes.

      SECTION 8.2.7. RENTAL OBLIGATIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into at any time any arrangement (excluding oil and gas leases entered into in the ordinary course of business) which involves the leasing by the Borrower or any Subsidiary from any lessor of any real or personal property (or any interest therein), except arrangements which, together with all other such arrangements which shall then be in effect, will not require the payment of an aggregate amount of rentals by the Borrower or any Subsidiary in excess of (excluding escalations resulting from a rise in the consumer price or similar index) $400,000 for any Fiscal Year or $1,500,000 during the full remaining term of such arrangements; PROVIDED, HOWEVER, that any calculation made for purposes of this SECTION 8.2.7 shall exclude any amounts
(i) required to be expended for maintenance and repairs, insurance, taxes, assessments, and other similar charges and (ii) any amounts relating to Capitalized Lease Obligations.

      SECTION 8.2.8. CONSOLIDATION, MERGER, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other partnership or corporation, unless, in the case of such consolidation or merger, the Borrower is the surviving entity and Principal Shareholders retain control over the Borrower. The Borrower will not create any Subsidiary except with the prior written consent of the Lender.

      SECTION 8.2.9. ASSET DISPOSITIONS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or substantially all of the assets of the Borrower or any of its Subsidiaries in any one transaction or in any series of transactions, whether or not related. The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants (or other rights with respect to), less than all or any substantial part of its assets (including accounts receivable and including any assets sold and then leased pursuant to a "sale/leaseback" transaction) to any Person other than

            (a) farmouts under standard industry terms of Properties not holding Proven Reserves;

            (b) abandonment of Properties not capable of producing Hydrocarbons in paying quantities after the expiration of their primary terms;

            (c) if such assets are not Borrowing Base Properties, such transfer, lease, contribution or conveyance is for cash or other consideration having a value at least equal to the fair market value of such assets;

            (d) if such assets are in the Borrowing Base, the Borrower complies with the terms of SECTION 3.1.2 and such sale, transfer, lease, contribution or conveyance is for cash in an amount at least equal to the fair market value of such assets; or

            (e) as permitted by SECTION 2.7 of the Mortgage.

      SECTION 8.2.10. MODIFICATION OF CERTAIN DOCUMENTS. Except with respect to amendments to Material Contracts that do not directly and materially affect the rights of Lender under the Loan Documents, the Borrower will not amend its Organic Documents or the Bonus Plan, or consent to any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, the Material Contracts, in each case without the prior written consent of the Lender.

      SECTION 8.2.11. TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates unless such arrangement or contract is fair and equitable to the Borrower and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Borrower or such Subsidiary with a Person which is not one of its Affiliates.

      SECTION 8.2.12. NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and any agreement governing any Indebtedness permitted by CLAUSES (b) OR (e) of SECTION
8.2.2 as in effect on the Effective Date as to the assets financed with the proceeds of such Indebtedness) prohibiting

            (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired (other than those assets subject to Liens permitted by SECTION 8.2.3(b)), or the ability of the Borrower or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or

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            (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Borrower.

      SECTION 8.2.13. TAKE OR PAY CONTRACTS. Except as disclosed to the Lender in ITEM 8.2.13 of the Disclosure Schedule, and except for reservation charges payable for reservations of capacity in gathering systems and pipelines incurred in the ordinary course of business on an arm's length basis for volumes reasonably expected to be produced from the Borrowers' Properties to be transported through such systems and pipelines, the Borrower will not, and will not permit any of its Subsidiaries to, enter into or be a party to any arrangement for the purchase of materials, supplies, other property (including without limitation Hydrocarbons), or services if such arrangement requires that payment be made by the Borrower or such Subsidiary regardless of whether such materials, supplies, other property, or services are delivered or furnished to it.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

      SECTION 9.1. LISTING OF EVENTS OF DEFAULT. Each of the following events or occurrences described in this SECTION 9.1 shall constitute an "EVENT OF DEFAULT".

      SECTION 9.1.1. NON-PAYMENT OF OBLIGATIONS. The Borrower shall default in the payment or prepayment when due of any principal of any Loan; the Borrower shall default in the payment when due of any Reimbursement Obligation or Hedging Obligation under a Hedging Agreement in effect between the Borrower and the Lender or an Affiliate of the Lender; or the Borrower shall default (and such default shall continue unremedied for a period of five (5) days) in the payment when due of any interest on any Loan or any fee or of any other Obligation.

      SECTION 9.1.2. BREACH OF WARRANTY. Any representation or warranty of the Borrower or any other Obligor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or any other Obligor to the Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to ARTICLE VI) is or shall be incorrect in any material respect when made or deemed made.

      SECTION 9.1.3. NON-PERFORMANCE OF CERTAIN COVENANTS AND OBLIGATIONS. The Borrower shall default in the due performance and observance of any of its obligations under SECTION 3.1.2, SECTION 8.1 (other than 8.1.2, 8.1.3 and 8.1.6) or SECTION 8.2.

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      SECTION 9.1.4. NON-PERFORMANCE OF OTHER COVENANTS AND OBLIGATIONS. The
Borrower or any other Obligor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of fifteen (15) days after notice thereof shall have been given to the Borrower by the Lender.

      SECTION 9.1.5. DEFAULT ON OTHER INDEBTEDNESS.

            (a) A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (including any subordinated indebtedness permitted by SECTION
      8.2.2 and any Hedging Agreements in effect between the Borrower and the Lender or any Affiliate of the Lender, but excluding Indebtedness described in SECTION 9.1.1) of the Borrower, any consolidated Subsidiary or other Obligor having a principal amount, individually or in the aggregate, in excess of $50,000, or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit any holder of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

            (b) A failure to pay when due any royalty, overriding royalty or similar interest burdening the Oil and Gas Properties of the Borrower, in the aggregate, in excess of $50,000.

      SECTION 9.1.6. JUDGMENTS. Any judgment, decree, arbitration award or order for the payment of money in excess of $50,000 in excess of valid and collectible insurance in respect thereof the payment of which is not being disputed or contested by the insurer or insurers shall be rendered against the Borrower, any consolidated Subsidiary, or other Obligor and either

            (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

            (b) there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

      SECTION 9.1.7. PENSION PLANS. Any of the following events shall occur with respect to any Pension Plan

            (a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan; or

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


            (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

      SECTION 9.1.8. CONTROL OF THE BORROWER. Any Change in Control shall occur.

      SECTION 9.1.9. BANKRUPTCY, INSOLVENCY, ETC. The Borrower or any other Obligor shall

            (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

            (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or any property of any thereof, or make a general assignment for the benefit of creditors;

            (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any other Obligor or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty (60) days, PROVIDED that the Borrower and each other Obligor hereby expressly authorizes the Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents;

            (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower or any other Obligor, and, if any such case or proceeding is not commenced by the Borrower or such other Obligor, such case or proceeding shall be consented to or acquiesced in by the Borrower or such other Obligor or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed, PROVIDED that the Borrower and each other Obligor hereby expressly authorizes the Lender to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend its rights under the Loan Documents; or

            (e) take any action authorizing, or in furtherance of, any of the foregoing.

      SECTION 9.1.10. IMPAIRMENT OF SECURITY, ETC. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Borrower, any other Obligor or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in

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


whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

      SECTION 9.1.11. MATERIAL ADVERSE EFFECT. Any Material Adverse Effect shall occur.

      SECTION 9.2. ACTION IF BANKRUPTCY. If any Event of Default described in CLAUSES (a) through (d) of SECTION 9.1.9 shall occur with respect to the Borrower or any other Obligor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

      SECTION 9.3. ACTION IF OTHER EVENT OF DEFAULT. If any Event of Default (other than any Event of Default described in CLAUSES (a) through (d) of SECTION
9.1.9 with respect to the Borrower or any other Obligor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Lender, may by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

      SECTION 9.4. RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Applicable Law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

      SECTION 10.1. WAIVERS, AMENDMENTS, ETC.

            (a) The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Lender. No failure or delay on the part of the Lender in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Lender under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall

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      require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

            (b) This Agreement is an amendment and restatement of, and replaces and supersedes the Existing Credit Agreement; PROVIDED, HOWEVER, that no right, interest, claim or cause of action of any kind of the respective lender which may have existed under such the Existing Credit Agreement or the Existing Security Documents shall in any way be released, modified, compromised or waived by virtue of this Agreement superseding and replacing such documents and agreements.

      SECTION 10.2. NOTICES.

            (a) All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be hand delivered or sent by overnight courier, certified mail (return receipt requested), or telecopy to such party at its address or telecopy number set forth on the signature pages hereof or set forth in the Lender Assignment Notice or at such other address or telecopy number as may be designated by such party in a notice to the other parties. Without limiting any other means by which a party may be able to provide that a notice has been received by the other party, a notice shall be deemed to be duly received (a) if sent by hand, on the date when left with a responsible person at the address of the recipient; (b) if sent by telefax, on the date of receipt by the sender of an acknowledgment or transmission reports generated by the machine from which the telefax was sent indicating that the telefax was sent in its entirety to the recipient's telefax number.

            (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

            (c) Any agreement of the Lender herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Lender shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Lender shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by the Lender of a confirmation which is at variance with the terms understood by the Lender to be contained in the telephonic or facsimile notice.

      SECTION 10.3. PAYMENT OF COSTS AND EXPENSES. The Borrower agrees to pay within thirty (30) days after written demand all reasonable expenses of the Lender

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(including the reasonable fees and out-of-pocket expenses of internal and external counsel to the Lender and of local counsel, if any, who may be retained by counsel to the Lender) in connection with

            (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

            (b) the filing, recording, refiling or rerecording of the Mortgages, the Security Agreements, the Pledge Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to, and all releases and terminations of, any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Mortgages, the Security Agreements and the Pledge Agreements, and

            (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrower further agrees to pay, and to save the Lender harmless from all liability for, any stamp or other taxes (other than any income or franchise tax of the Lender) which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, the issuance of the Notes, the issuance of the Letters of Credit, or any other Loan Documents. The Borrower also agrees to reimburse the Lender within thirty (30) days after written demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of internal and external attorneys, and the expenses of any accountant, engineer or other expert retained or utilized in connection therewith) incurred by the Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. All requests for payment under this SECTION 10.3 shall be accompanied by invoices containing reasonable details.

      SECTION 10.4. INDEMNIFICATION. In consideration of the execution and delivery of this Agreement by the Lender and the extension of the Commitments, the Borrower hereby indemnifies, exonerates and holds Deutsche Bank Securities Inc., the Lender, any Issuer and each of their respective affiliates and each of their respective officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "INDEMNIFIED LIABILITIES"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

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            (a) this Agreement, any Loan Document or any document contemplated by or referred to herein;

            (b) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan, including any Acquisition, or the use of any Letter of Credit;

            (c) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Borrower or any of its Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Lender is party thereto;

            (d) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to any Environmental Law or the condition of any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries;

            (e) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any facility or Property owned, leased or operated by the Borrower or any of its Subsidiaries thereof of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law), regardless of whether caused by, or within the control of, the Borrower or any of its Subsidiaries; or

            (f) any misrepresentation, inaccuracy or breach in or of SECTION
      7.17 or SECTION 8.1.6,

      except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or wilful misconduct. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Applicable Law. The obligations in this SECTION 10.4 shall survive payment of all other Obligations. At the election of any Indemnified Party, the Borrower shall defend such Indemnified Party using legal counsel satisfactory to such Indemnified Party in such Person's sole discretion, at the sole cost and expense of the Borrower. All amounts owing under this SECTION 10.4 shall be paid within thirty (30) days after written demand.

      SECTION 10.5. SURVIVAL. The obligations of the Borrower under SECTIONS
10.3 and 10.4 shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by each Obligor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

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      SECTION 10.6. SEVERABILITY. Any provision of this Agreement or any other
Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

      SECTION 10.7. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

      SECTION 10.8. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Lender and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof are executed on behalf of the Borrower and the Lender. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lender, the Issuer and Persons indemnified hereunder, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

      SECTION 10.9. GOVERNING LAW; ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT (OTHER THAN THE MORTGAGES OR AS EXPRESSLY PROVIDED IN ANY SUCH DOCUMENT) SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that:

            (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender; and

            (b) the rights of sale, assignment and transfer of the Lender are subject to SECTION 10.11.

      SECTION 10.11. SALE AND TRANSFER OF LOANS AND NOTES; PARTICIPATIONS IN LOANS AND NOTES. The Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this SECTION 10.11.

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      SECTION 10.11.1. ASSIGNMENTS. The Lender may at any time assign and delegate to one or more Persons, including without limitation, commercial banks or other financial institutions (each Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "ASSIGNEE LENDER"), all or any fraction of the Lender's total Loans and Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the Lender's Loans and Commitments) in a minimum aggregate amount of $1,000,000 (or the entire remaining amount of the Lender's Loans and Commitments); PROVIDED, HOWEVER, that the Lender is required at all times to maintain Loans, Letter of Credit Outstandings and Commitments hereunder in an aggregate amount of $1,000,000 (unless the Lender shall have reduced its Loans, Letter of Credit Outstandings and Commitments to zero); PROVIDED, FURTHER, HOWEVER, that the Borrower and each other Obligor shall be entitled to continue to deal solely and directly with the Lender in connection with the interests so assigned and delegated to an Assignee Lender until

            (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower by the Lender and such Assignee Lender,

            (b) such Assignee Lender shall have executed and delivered to the Borrower and the Lender a Lender Assignment Notice, accepted by the Lender, and

            (c) the processing fees described below shall have been paid.

From and after the date that the Assignee Lender delivers such Lender Assignment Notice, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Notice, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Notice, shall be released from its obligations hereunder and under the other Loan Documents. Within five (5) Business Days after its receipt of notice that the Lender has received an executed Lender Assignment Notice and the Borrower has received from the Lender execution copies of appropriate Notes, the Borrower shall execute and deliver to the relevant Assignee Lender new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (each such Note to be in exchange for, but not in payment of, the corresponding Note then held by such assignor Lender). The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Notice. Accrued interest on that part of the predecessor Note evidenced by the replacement Notes shall be paid to

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the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Lender upon delivery of any Lender Assignment Notice in the amount of $2,500.
Any attempted assignment and delegation not made in accordance with this SECTION
10.11.1 shall be null and void. Nothing contained in this Agreement shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with Applicable Law.

      SECTION 10.11.2. PARTICIPATIONS. The Lender may at any time sell to one or more Persons, including without limitation, commercial banks or other financial institutions (each of such Persons being herein called a "PARTICIPANT") participating interests in any of the Loans, Commitments, or other interests of the Lender hereunder; PROVIDED, HOWEVER, that

            (a) no participation contemplated in this SECTION 10.11.2 shall relieve the Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

            (b) the Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

            (c) the Borrower and each other Obligor shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement and each of the other Loan Documents, and

            (d) the Borrower shall not be required to pay any amount under
      SECTION 5.2 or SECTION 10.3 that is greater than the amount which it would have been required to pay had no participating interest been sold.

      The Borrower acknowledges and agrees that each Participant, for purposes of SECTIONS 5.1 and 5.2 (except as provided in SECTION 10.11.2(d)), 10.3 and 10.4, shall be considered a Lender.

      SECTION 10.11.3. MODIFICATIONS FOR OTHER LENDERS. In the event that the Lender assigns an interest pursuant to this SECTION 10.11, the Lender and the Borrower agree to enter into such modifications and amendments to this Agreement and the other Loan Documents as are necessary or advisable to confirm that the Lender shall act as agent for itself and the Assignee Lenders.

      SECTION 10.12. FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING

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ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE
LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER AND THE LENDER EACH HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER AND THE LENDER EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      SECTION 10.13. WAIVER OF JURY TRIAL. THE LENDER AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

      SECTION 10.14. NOTICE. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER LOAN DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         ESENJAY EXPLORATION, INC.,
                                         a Delaware corporation

                                         By
                                            -----------------------------------
                                            Name:  David E. Christofferson
                                            Title: Senior Vice President

                                         All notices should be sent to:

                                                   One Allen Center
                                                   500 Dallas Street, Suite 2920
                                                   Houston, Texas 77002
                                                   Fax: (713) 739-7124

                                                   1100 CCNB Center South
                                                   500 N. Water Street,
                                                   Suite 1100
                                                   Corpus Christi, Texas 78471
                                                   Fax: (512) 883-3244

                        DEUTSCHE BANK AG New York Branch



                                         By:
                                            -----------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               --------------------------------


                                         By:
                                            -----------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               --------------------------------


                                         Address:   Deutsche Bank AG
                                                    New York Branch
                                                    31 West 52nd Street
                                                    New York, New York 10019

                                         All notices should be sent to:

                                             Deutsche Bank AG
                                             c/o Deutsche Banc Alex. Brown, Inc.
                                             Attn: John H. Homier
                                             909 Fannin Street, Suite 3000
                                             Houston, Texas 77010
                                             Fax: (713) 759-6708

                                                                      SCHEDULE I
                                                                              to
                                    Second Amended and Restated Credit Agreement


                               DISCLOSURE SCHEDULE


Item 7.9      LITIGATION

              None

Item 7.10     OWNERSHIP OF PROPERTIES

              Claim by Dan Hughes Oil and Gas for an 8.8% proportionally reduced interest in the Holzheauser - Dincans G.U. #1 well in Victoria County, Texas.

Item 7.12     EMPLOYEE BENEFIT PLANS

              None

Item 7.14     CLAIMS AND LIABILITIES

              None

Item 7.17     ENVIRONMENTAL MATTERS

              Claims and obligations for clean up, damages, and/or remediation incurred pursuant to May, 2001 blow-out of the Runnell's 5 well, Matagorda County, Texas. Any such claims and obligations are believed adequately insured. Total costs of such claims and obligations are not currently anticipated to exceed $500,000 to the 8/8th account, or $170,000 net to the Borrower, prior to anticipated insurance reimbursement.

Item 8.2.2(f) EXISTING INDEBTEDNESS

              None

Item 8.2.13   TAKE OR PAY CONTRACTS

              None

                                                                     SCHEDULE II
                                                                              to
                                    Second Amended and Restated Credit Agreement


                         CERTAIN OIL AND GAS PROPERTIES



                                 [See attached.]

                                                                    SCHEDULE III
                                                                              to
                                    Second Amended and Restated Credit Agreement


                                  SUBSIDIARIES


Frontier Acquisition Corporation

Frontier Inc.

Frontier Exploration and Production Corporation

                                                                     SCHEDULE IV
                                                                              to
                                    Second Amended and Restated Credit Agreement


                             MINIMUM HEDGING VOLUMES

                                                                      SCHEDULE V
                                                                              to
                                    Second Amended and Restated Credit Agreement


                    EXISTING MORTGAGES TO BE AMENDED/RATIFIED



                                 [See attached.]

                                                                     SCHEDULE VI
                                                                              to
                                    Second Amended and Restated Credit Agreement


                         CONSENTS AND MORTGAGE CONSENTS



                                 [See attached.]

                                                                    SCHEDULE VII
                                                                              to
                                    Second Amended and Restated Credit Agreement


                      INCREMENTAL PROVED PRODUCING RESERVES



                               13,883 MMcfs of Gas

                                                                   SCHEDULE VIII
                                                                              to
                                    Second Amended and Restated Credit Agreement


                              BORROWER'S BONUS PLAN


                                 [See attached.]

                                                                       EXHIBIT A

               SECOND AMENDED AND RESTATED SECURED PROMISSORY NOTE


$40,000,000.00                                                   August 13, 2001


      FOR VALUE RECEIVED, the undersigned, ESENJAY EXPLORATION, INC., a Delaware corporation (the "BORROWER"), promises to pay to the order of DEUTSCHE BANK AG New York Branch (the "LENDER") on August 13, 2006, the principal sum of FORTY MILLION DOLLARS ($40,000,000.00) or, if less, the aggregate unpaid principal amount of all Loans shown on the schedule attached hereto (and any continuation thereof) made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of August 13, 2001 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among the Borrower and the Lender.

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender pursuant to the Credit Agreement.

      This Note amends and restates a certain Amended and Restated Secured Promissory Note dated as of January 25, 2000, which, in turn, restated and consolidated in their entirety (i) a certain Amended and Restated Secured Promissory Note of the undersigned dated as of October 13, 1998, in the principal amount of $20,000,000 and payable to the order of Bank of America National Trust and Savings Association (predecessor-in-interest to Bank of America, N.A.), and (ii) a certain Promissory Note dated as of January 28, 1999, in the principal amount of $9,000,000 and payable to the order of Duke Energy Financial Services, Inc. (collectively, the "PRIOR NOTES"). The indebtedness evidenced by the Prior Notes is a continuing indebtedness and nothing contained herein shall be construed to constitute a novation of the Prior Notes or to deem paid the Prior Notes.

      This Note is one of the Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Note and on which such Indebtedness may be declared to be immediately due and payable. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.

      Except for notices to the Borrower as required by SECTION 10.3 of the Credit Agreement, all parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                         ESENJAY EXPLORATION, INC.,
                                         a Delaware corporation


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                          LOANS AND PRINCIPAL PAYMENTS
                                    TRANCHE A

------------ -------------- -------------- ----------------------------- --------------------------- ------------ --------------
                AMOUNT
                OF LOAN                             AMOUNT OF
                 MADE            RATE            PRINCIPAL REPAID         UNPAID PRINCIPAL BALANCE
------------ -------------- -------------- -------------- -------------- ------------- -------------              --------------
    DATE                       INTEREST        BASE           LIBO           BASE          LIBO                      NOTATION
                                PERIOD         RATE           RATE           RATE          RATE        TOTAL         MADE BY
------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

                          LOANS AND PRINCIPAL PAYMENTS
                                    TRANCHE B

------------ -------------- -------------- ----------------------------- --------------------------- ------------ --------------
                AMOUNT
                OF LOAN                             AMOUNT OF
                 MADE            RATE            PRINCIPAL REPAID         UNPAID PRINCIPAL BALANCE
------------ -------------- -------------- -------------- -------------- ------------- -------------              --------------
    DATE                       INTEREST        BASE           LIBO           BASE          LIBO                      NOTATION
                                PERIOD         RATE           RATE           RATE          RATE        TOTAL         MADE BY
------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

------------ -------------- -------------- -------------- -------------- ------------- ------------- ------------ --------------

                                                                     EXHIBIT B-1

                                     FORM OF
                                BORROWING REQUEST



Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:
[Name]
[Title]


      Re: ESENJAY EXPLORATION, INC.


Ladies and Gentlemen:

      This Borrowing Request is delivered to you pursuant to SECTION 2.3 of the Second Amended and Restated Credit Agreement dated as of August 13, 2001 (together with all amendments, restatements, supplements and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"), between Esenjay Exploration, Inc., a Delaware corporation (the "BORROWER") and Deutsche Bank AG New York Branch (the "LENDER"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that a Loan be made in the aggregate principal amount of $__________ on __________, 20__.

      The Borrower hereby acknowledges that, pursuant to SECTION 6.3.2 of the Credit Agreement each of the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of such Loans, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in SECTION 6.3.1 are true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such statements shall be true and correct as of such earlier date).

      The Borrower agrees that if prior to the time of the borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Lender. Except to the extent, if any, that prior to the time of the borrowing requested hereby the Lender shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such borrowing as if then made.

      Please wire transfer the proceeds of the borrowing to the following accounts ______________________________ .

      IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of __________ __, 20__.

                                         ESENJAY EXPLORATION, INC.,
                                         a Delaware corporation


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                     EXHIBIT B-2


                                     FORM OF
                         CONTINUATION/CONVERSION NOTICE


Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:   [Name]
             [Title]

             Re:  ESENJAY EXPLORATION, INC.

Ladies and Gentlemen:

      This Continuation/Conversion Notice is delivered to you pursuant to
SECTION 2.4 of the Second Amended and Restated Credit Agreement dated as of August 13, 2001 (together with all amendments, restatements, supplements and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Esenjay Exploration, Inc. (the "BORROWER") and Deutsche Bank AG New York Branch (the "LENDER"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on ____________, 20__,

            (1) $_____________ of the presently outstanding principal amount of the Loans originally made on ____________, 20__,

            (2) be converted into,

            (3) LIBO Rate Loans having an Interest Period of [one] month(s).

      The Borrower hereby:

            (a) certifies and warrants that no Default has occurred and is continuing; and

            (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately notify the Lender.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Lender shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

      IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of _______________, 20__.

                                         ESENJAY EXPLORATION, INC.,
                                         a Delaware corporation


                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                       EXHIBIT C



             FORM OF SECOND AMENDED AND RESTATED SECURITY AGREEMENT

                                                                       EXHIBIT D



                                FORM OF MORTGAGE

                                                                       EXHIBIT E



                      FORM OF AMENDED AND RESTATED GUARANTY

                                                                     EXHIBIT F-1



              FORM OF AMENDED AND RESTATED PLEDGE AGREEMENT (STOCK)

                                                                     EXHIBIT F-2

                 FORM OF PLEDGE AGREEMENT (PARTNERSHIP INTEREST)

                                                                       EXHIBIT G

                            LENDER ASSIGNMENT NOTICE

Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:        [Name]
                  [Title]

                  Re:      ESENJAY EXPLORATION, INC.

Ladies and Gentlemen:

      We refer to CLAUSE (b) of SECTION 10.11.1 of the Second Amended and Restated Credit Agreement dated as of August 13, 2001 (together with all amendments, restatements, supplements and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Esenjay Exploration, Inc. (the "BORROWER") and Deutsche Bank AG New York Branch (the "LENDER"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      This notice is delivered to you pursuant to CLAUSE (b) of SECTION 10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (a) of SECTION 10.11.1 of the Credit Agreement, of the assignment and delegation to _______________ (the "ASSIGNEE") of ___% (and the Assignor hereby assigns and delegates to the Assignee __%_) of the Loans and Commitments of _____________ (the "ASSIGNOR") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentages for the purposes of the Credit Agreement are set forth on SCHEDULE I hereto. The Assignor makes such assignment and delegation without any representations, warranties or recourse whatsoever except that the Assignor is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

      [Add paragraph dealing with accrued interest with respect to Loans assigned.]

      The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder.

      Except as otherwise provided in the Credit Agreement, effective as of the date of delivery hereof

            (A) the Assignee

                  (1) shall be deemed automatically to have become a party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                  (2) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

            (B) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.

      The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Lender the processing fee referred to in SECTION 10.11.1 of the Credit Agreement upon the delivery hereof.

      Administrative information for the Assignee is set forth in SCHEDULE II hereto.

      This notice may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                                                     [ASSIGNOR]

                                                     By:
                                                         -----------------------
                                                         Title:


                                                     [ASSIGNEE]

                                                     By:
                                                         -----------------------
                                                         Title:

                                                                      SCHEDULE I
                                                                       TO LENDER
                                                               ASSIGNMENT NOTICE


ASSIGNOR'S ADJUSTED PERCENTAGES:

Commitment and Loans:                                                       ___%
Letters of Credit:                                                          ___%


ASSIGNEE'S PERCENTAGES:

Commitment and Loans:                                                       ___%

Letters of Credit:                                                          ___%

                                                                     SCHEDULE II
                                                                       TO LENDER
                                                               ASSIGNMENT NOTICE

ADDRESS FOR NOTICES:

Name of Assignee:_________________

Deutsche Bank AG New York Branch
_____________, 200__
Page 1

                                                                       EXHIBIT H


                     FORM OF OPINIONS OF COUNSEL TO BORROWER

Deutsche Bank AG New York Branch
_____________, 200__
Page 2

                                                                     EXHIBIT I-1


                  FORM OF PRE-CLOSING TITLE OPINIONS OF SPECIAL
                          TITLE COUNSEL TO THE BORROWER


                        FORM OF PRE-CLOSING TITLE OPINION

                          [Letterhead of Title Counsel]


                             _________________, 2001


DEUTSCHE BANK AG NEW YORK BRANCH
-and-
GERMAN AMERICAN CAPITAL CORPORATION(1)
c/o Mayer, Brown & Platt
700 Louisiana
36th Floor
Houston, TX 77002

Attention:  Kevin L. Shaw

                                         PRE-CLOSING TITLE OPINION

                                         Interests of [Operating Subsidiary] and
                                         German American Capital Corporation,
                                         ______________ County, ___________

Gentlemen:

      This opinion is given in connection with the Second Amended and Restated Credit Agreement ("CREDIT AGREEMENT") dated as of August 13, 2001, between ESENJAY EXPLORATION, INC., as the borrower ("BORROWER") and Deutsche Bank AG New York Branch, as the lender ("MORTGAGEE"). Capitalized terms used in this opinion but not expressly defined herein shall have the respective meanings given to them in the Credit Agreement.

      Please refer to our [Preliminary Title Opinion] ("TITLE OPINION") dated __________, 199__, covering lands more particularly described therein (collectively, the _________________________

------------------------------
(1)    Name of Designee may change

Deutsche Bank AG New York Branch
_____________, 200__
Page 3

"LANDS"). In addition to the title materials examined as listed in the Title Opinion, we have examined copies of the following documents:

                         [HERE LIST DOCUMENTS EXAMINED]

      We are of the opinion that:

      A. Fully executed originals of items _____________________ should be filed for record in the office of the [Clerk] of _____________ County of the State of ______________. Upon the accomplishment of such recordation and filings, the Mortgage will constitute, as security for (i) the loans made and to be made pursuant to the Credit Agreement and to be evidenced by the Notes, and (ii) the obligations of ___________ ("MORTGAGOR") and its Affiliates to Deutsche Bank AG New York Branch and its Affiliates under Hedging Agreements to which they are or may become parties, a legally valid and enforceable first mortgage lien on the interests of Mortgagor in the Lands and a first perfected security interest in the interest of Mortgagor in all accounts and proceeds resulting from the sale at the wellhead of minerals to be severed from the aforesaid interests of Mortgagor. No other or further filings or recordings will be required to establish, perfect and maintain such lien and security interest, except as expressly set forth herein, subject to our comments and requirements set forth hereinbelow.

      B. Following execution of the documents listed as items ____ _____________________ and recordation of the documents listed as
______________________________________ (in the order listed, and assuming that no intervening adverse instruments are recorded), the interests of Mortgagor and covered by your Mortgage and the interests acquired by German American Capital Corporation ("GACC"), will be as follows:


1.           [Tract 1:]                       OPERATING                NET REVENUE
                                              INTEREST                 INTEREST

             ----------                       ----------               -----------
             GACC                             N/A                      -----------

                       [HERE LIST INTERESTS IN EACH TRACT]

      C. The instrument listed as item __ above is sufficient to vest GACC with the interests in the Lands set forth in Paragraph B above, and, when properly executed, acknowledged and recorded, will be legally enforceable in accordance with its terms.

Deutsche Bank AG New York Branch
_____________, 200__
Page 4

      D. Under the applicable laws of the State of _____________, including applicable recording, filing and registration laws and regulations, no mortgage, documentary, stamp or similar taxes are payable in connection with the execution, delivery or recording of the Mortgage or the transactions contemplated thereby, insofar as the Mortgage and the transactions relate to property located in or subject to the laws of the State of _______________, other than statutory recording and filing fees to be paid upon the recording and filing of the Mortgage and UCC 1.

      E. Under the laws of the State of _______________, the priority of the Mortgage, to the extent the Mortgage secures obligatory future advances and is a conveyance of or creates a lien against a real property interest, is determined by the date on which the Mortgage is recorded.

      F. Under the laws of the State of _______________ and local jurisdictions therein, there is no statutory or regulatory lien in favor of any governmental entity for (a) liability under _________ environmental laws or regulations, or
(b) damages (including natural resources damages) arising from or costs incurred by such governmental entity in response to the release of a hazardous or toxic waste, substance, pollutant, constituent, or other substance into the environment which, if not of record in the mortgage records in the County where such lands are located, would have priority over the Mortgage [HERE STATE EXCEPTIONS, AS APPLICABLE].

      G. Under the laws of the State of _____________ and local jurisdictions therein, there are no statutory and regulatory requirements relating to the transfer of ownership or operation or sale of premises upon which there are hazardous or toxic wastes, or upon which there are certain facilities which indicate a likelihood of such wastes (except for various requirements that regulatory bodies receive notification when an environmental permittee, licensee, or notifier changes) which require (i) notification of the State or of the local jurisdiction of such transfer, or sale, (ii) certification that there has been no discharge of toxic or hazardous waste or other substances, or (iii) in the event of a discharge, the assumption prior to such transfer of ownership, or operation, or sale, of responsibility by the lender for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

      H. It is necessary that a continuation statement be filed regarding the Financing Statement within six (6) months prior to the end of each five (5) year period.

      This finding of title in GACC, and mortgaged interests of Mortgagor in your favor, is subject to all unsatisfied (in whole or in part) Requirement of the Title Opinion, as well as all limitations, comments and remarks set forth therein and herein.

      After the proper execution and recordation of the documents listed as ______________________________________, as required above, it will be necessary to examine the Public Records of ______________________ County, _______________,
to insure that there have been no adverse alienations, liens or

Deutsche Bank AG New York Branch
_____________, 200__
Page 5

encumbrances recorded or filed, or suffered to be recorded or filed, since the certification dates of the Abstracts examined in connection with the rendition of the Title Opinion. We will furnish you a Post-Closing Title Opinion after execution of the documents listed above as _________________________________________ and recordation of the documents listed above as _________________________________, completion of the records search set forth above, and our examination of the documentation in connection with same, such opinion to be substantially in the form of that attached hereto.

                                                     Very truly yours,
                                                     ---------------------------

Deutsche Bank AG New York Branch
_____________, 200__
Page 1

                                                                     EXHIBIT I-2

                              FORM OF POST-CLOSING
                            TITLE OPINIONS OF SPECIAL
                          TITLE COUNSEL TO THE BORROWER


                       FORM OF POST-CLOSING TITLE OPINION

                          [Letterhead of Title Counsel]


                              _______________, 20__

DEUTSCHE BANK AG NEW YORK BRANCH
-and-
GERMAN AMERICAN CAPITAL CORPORATION
c/o Mayer, Brown & Platt
700 Louisiana
36th Floor
Houston, TX 77002

Attention:  Kevin L. Shaw

                                         POST-CLOSING TITLE OPINION

                                         Interests of [Operating Subsidiary] and
                                         German American Capital Corporation,
                                         _____________ County, ___________

Gentlemen:

         This opinion is rendered in connection with the closing under that certain Second Amended and Restated Credit Agreement dated as of August 13, 2001 (the "CREDIT AGREEMENT"), between DEUTSCHE BANK AG New York Branch, as the lender (the "LENDER") and ESENJAY EXPLORATION, INC., as the borrower (the "BORROWER"). Capitalized terms used in this opinion but not expressly defined herein shall have the respective meanings given to them in the Credit Agreement.

         Please refer to our [here list prior Title Opinion] ("TITLE OPINION") dated __________, 199__, covering lands more particularly described therein (collectively the "LANDS"). In addition to the title materials examined as listed in the Title Opinion, we have examined executed originals of the following documents:

Deutsche Bank AG New York Branch
_____________, 200__
Page 2

                         [HERE LIST DOCUMENTS EXAMINED]

      We are of the opinion that:

      A. The Mortgage constitutes, as security for (i) the loans made and to be made by the Lender pursuant to the Credit Agreement and evidenced by the Notes, and (ii) the obligations of the Borrower and its Affiliates to the Lender or its Affiliates under Hedging Agreements between the Borrower and any such Affiliates of the Lender, a legally valid and enforceable first mortgage lien on the interests of ____________ ("MORTGAGOR") in the Lands, and a first perfected security interest in the interests of Mortgagor in all accounts and proceeds resulting from the sale at the wellhead of minerals to be severed from the aforesaid interests of Mortgagor. No other or further filings or recordings are required to establish, perfect and maintain such lien and security interest, except as expressly set forth herein, subject to our comments and requirements set forth hereinbelow.

      B. It is our opinion that the interests of Mortgagor, and covered by your Mortgage, and the interests of German American Capital Corporation ("GACC"), are as follows:



1.           [Tract 1:]                     OPERATING                NET REVENUE
                                            INTEREST                 INTEREST

             Mortgagor                      ----------               -----------
             GACC                           N/A                      -----------


                       [HERE LIST INTERESTS IN EACH TRACT]

      C. The instrument listed as item __ above is sufficient to vest, and has vested, GACC with the interests in the Lands set forth in Paragraph B above, and is enforceable in accordance with its terms.

      D. Under the applicable laws of the State of _____________, including applicable recording, filing and registration laws and regulations, no mortgage, documentary, stamp or similar taxes are payable in connection with the execution, delivery or recording of the Mortgage or the transactions contemplated thereby, insofar as the Mortgage and the transactions relate to property located in or subject to the laws of the State of ________________, other than statutory recording and filing fees which were paid upon the recording and filing of the Mortgage and UCC 1.

      E. Under the laws of the State of ________________, the priority of the Mortgage, to the extent the Mortgage secures obligatory future advances and is a

Deutsche Bank AG New York Branch
_____________, 200__
Page 3

conveyance of or creates a lien against a real property interest, was established as of ___________, 199__.

      F. Under the laws of the State of ________________ and local jurisdictions therein, there is no statutory regulatory lien in favor of any governmental entity for (a) liability under ______ environmental laws or regulations, or (b) damages (including natural resources damages) arising from or costs incurred by such governmental entity in response to the release of a hazardous or toxic waste, substance, pollutant, constituent, or other substance into the environment which, if not of record in the mortgage records in the County where such lands are located, would have priority over the Mortgage [HERE LIST EXCEPTIONS, AS APPLICABLE].

      G. Under the laws of the State of ________________ and local jurisdictions therein, there are no statutory and regulatory requirements relating to the transfer of ownership or operation or sale of premises upon which there are hazardous or toxic wastes, or upon which there are certain facilities which indicate a likelihood of such wastes (except for various requirements that regulatory bodies receive notification when an environmental permittee, licensee, or notifier changes) which require (i) notification of the State or of the local jurisdiction of such transfer, or sale, (ii) certification that there has been no discharge of toxic or hazardous waste or other substances, or (iii) in the event of a discharge, the assumption prior to such transfer of ownership, or operation, or sale, of responsibility by the lender for the undertaking of remedial measures to alleviate environmental contamination resulting from such discharge.

      H. The Mortgage contains the terms and provisions necessary to enable the Lender, following a default under the Mortgage, to exercise remedies which are customarily available to mortgagees under mortgages encumbering real property under the laws of the State of ________________.

      I. The form of financing statement described in item ___ of this opinion ("FINANCING STATEMENT") is sufficient in form to perfect the security interest in Mortgagor's interest in the Mortgaged Property not considered real property or fixtures, to the extent that such Mortgaged Property is deemed to be located in the State of ________________, and a security interest in such Mortgaged Property can be perfected by the filing of a financing statement. To the extent that the Mortgaged Property owned by Mortgagor not considered real property or fixtures is deemed to be located in the State of ________________ and security interests in the various types of such Mortgaged Property described in the Financing Statement can be perfected by filing in the State of ________________ under the provisions of ARTICLE 9 of the Uniform Commercial Code, such security interests have been perfected by filing of the Financing Statement in the Office of the ________________ Secretary of State.

      J. The Lender is not required, solely as a result of the transactions contemplated by the Loan Documents, to qualify to do business in the State of ________________ in order to exercise its rights under the Mortgage. Solely as a

Deutsche Bank AG New York Branch
_____________, 200__
Page 4

result of the transactions contemplated by the Loan Documents, the Lender will not become subject to any taxes or fees of any kind under the laws of the State of ________________.

      K. The payment by the Borrower and receipt by the Lender of the aggregate principal, interest and fees to be paid, and the method of calculation and payment thereof, pursuant to the Loan Documents is not usurious under, or otherwise in violation of, the laws of the State of ________________.

      L. Certain rights, remedies and waivers contained in the Loan Documents which relate to the Mortgaged Property may be rendered ineffective, or limited by applicable State of ________________ laws or judicial decisions (other than those reflected in the qualifications and assumptions set forth herein) governing such provisions, but in our opinion such laws and judicial decisions do not make the Loan Documents invalid as a whole, and there exist, in the Loan Documents or pursuant to applicable law, legally adequate remedies for a realization of the principal benefits and/or security reasonably intended to be provided by the Loan Documents.

      M. It is necessary that a continuation statement be filed regarding the Financing Statement within six (6) months prior to the end of each five (5) year period.

      N. This finding of title in GACC and the interests of Mortgagor mortgaged in your favor is subject to all unsatisfied (in whole or in part) Requirements of the Title Opinion, as well as all limitations, comments and remarks set forth therein and herein.

                                                     Very truly yours,



                                                     ---------------------------

                                                                       EXHIBIT J

                      FORM OF ASSIGNMENT AND CONVEYANCE OF
                          OVERRIDING ROYALTY INTERESTS

                                                                     EXHIBIT K-1

                          FORM OF AGREEMENT CONCERNING
                          OVERRIDING ROYALTY INTERESTS

                                                                     EXHIBIT K-2

                            FORM OF CERTIFICATE AS TO
                          OVERRIDING ROYALTY INTERESTS

                                                                       EXHIBIT L

                             [INTENTIONALLY OMITTED]

                                                                       EXHIBIT M

                                ISSUANCE REQUEST


Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:        [Name]
                  [Title]


                            ESENJAY EXPLORATION, INC.


Ladies and Gentlemen:

      This Issuance Request is delivered to you pursuant to SECTION 4.1 of the Second Amended and Restated Credit Agreement dated as of August 13, 2001 (together with all amendments, restatements, supplements and other modifications, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Esenjay Exploration, Inc. (the "BORROWER") and Deutsche Bank AG New York Branch (the "LENDER"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

      The Borrower hereby requests that on _________, 20__ (the "DATE OF ISSUANCE") you(1) [issue a Letter of Credit on ______________, 20__ in the initial Stated Amount of $_______________ with a Stated Expiry Date (as defined therein) of ______________, 20__] [extend the Stated Expiry Date (as defined under Irrevocable Standby Letter of Credit No.__, issued on
__________________________, 20 __, in the initial Stated Amount of
$______________) to a revised Stated Expiry Date (as defined therein) of _________________, 20__].

         The beneficiary of the requested Letter of Credit will be(2) _______________________________, and such Letter of Credit will be in support of(3) ________________________________.

------------------------------
(1)     Insert as appropriate.
(2)     Insert name and address of beneficiary.
(3) Insert description of supported indebtedness or other obligations and name of agreement to which it relates.

      The Borrower hereby acknowledges that, pursuant to SECTION 6.3.2 of the Credit Agreement, each of the delivery of this Issuance Request and the [issuance][extension] of the Letter of Credit requested hereby constitutes a representation and warranty by the Borrower that, on such date of [issuance] [extension] all statements set forth in SECTION 6.3.2 are true and correct in all material respects (unless such statements relate solely to an earlier date, in which case such statements shall be true and correct as of such earlier date).

      The Borrower agrees that if, prior to the time of the(1) [issuance] [extension] of the Letter of Credit requested hereby, any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Lender. Except to the extent, if any, that prior to the time of the issuance or extension requested hereby the Lender shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such issuance or extension.

      IN WITNESS WHEREOF, the Borrower has caused this request to be executed and delivered by its duly Authorized Officer as of __________ __, 20__.

                                        ESENJAY EXPLORATION, INC.,
                                        a Delaware corporation


                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

------------------------------
(1)     Complete as appropriate.

                                                                       EXHIBIT N


                  FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT


                        DEUTSCHE BANK AG NEW YORK BRANCH
                               31 West 52nd Street
                            New York, New York 10019

               Irrevocable Standby Letter of Credit No. _______(1)


_____________________________________________________
_____________________________________________________
_____________________________________________________
Attention: __________________________________________
           __________________________________________

Ladies and Gentlemen:

      At the request and on the instructions of our customer, ESENJAY EXPLORATION, INC., a Delaware corporation (the "ACCOUNT PARTY"), we hereby establish in your favor this irrevocable, standby, non-transferable Letter of Credit in the original amount of(2) $__________.

      SECTION 1. DEFINITIONS. The following terms when used in this Letter of Credit shall have the following meanings:

      "ACCOUNT PARTY" is defined in the FIRST PARAGRAPH.

      "AUTHORIZED OFFICER" shall mean any of your ____________ whose signatures shall have been satisfactorily certified to us.

      "BUSINESS DAY" shall mean any day on which we are open for the purpose of conducting commercial banking business at our Payment Office.

      "CREDIT AGREEMENT" means the Second Amended and Restated Credit Agreement dated as of August 13, 2001 (as amended, supplemented, amended and

------------------------------
(1) Letter of credit may be issued in this form or, in such other form as may be mutually agreed by the Borrower and the Issuer.
(2)     Insert appropriate Dollar amount.

restated or otherwise modified from time to time thereafter), between the Account Party and Deutsche Bank AG New York Branch (the "LENDER").

      "PAYMENT OFFICE" is defined in SECTION 2.

      "STATED AMOUNT" means, at any time, the original amount of this Letter of Credit set forth in the FIRST PARAGRAPH, as such amount has at such time been reduced in accordance with SECTION 4.

      "STATED EXPIRY DATE" means ________, 20__, or such later date of which we advise you as being the date to which this Letter of Credit has been extended.

      SECTION 2. PRESENTATION. Funds under this Letter of Credit will be made available to you, in lawful currency of the United States of America, against receipt by us of your written certificate in the form of ATTACHMENT 1 hereto, appropriately completed and signed by an Authorized Officer accompanied by the original of this Letter of Credit. Presentation of each such certificate shall be made in person at our office located at , Attention: _____________________ (our "PAYMENT OFFICE").

      SECTION 3. PAYMENTS. Demands for payment in lawful money of the United States of America may be made by you under this Letter of Credit before 4:00 p.m. during our business hours at our Payment Office on any Business Day; PROVIDED, HOWEVER, that at no time shall the number of demands exceed [ ]. If demand for payment is made by you hereunder at or prior to 11:00 a.m. ([New York] time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment will be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 10:00 a.m. ([New York] time) on the third succeeding Business Day. If demand for payment is made by you hereunder after 11:00 a.m. ([New York] time) on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you, or to your designee, of the amount demanded, in same day funds, at our Payment Office not later than 10:00 a.m. ([New York] time), on the fourth succeeding Business Day. If requested by you, payment under this Letter of Credit will be made by wire transfer of same day funds to the account specified in your demand for payment. If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will (subject to your further instructions) hold any documents at your risk and disposal which have been delivered to us by you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand for payment to the extent that you are then entitled and able to do so.

      SECTION 4. REDUCTION OF STATED AMOUNT. Each payment made by us hereunder shall permanently reduce the Stated Amount by the amount of such payment, and no demand for payment hereunder shall exceed the Stated Amount in effect at such time. The Stated Amount of this Letter of Credit shall also be permanently reduced from time to time upon our receipt of your certification in the form of ATTACHMENT 2 hereto, appropriately completed and signed by an Authorized Officer.

      SECTION 5. DISCHARGE. Only you may make a demand for payment under this Letter of Credit. Upon the payment to you, to your designee, or to your account of the amount demanded hereunder, we shall be fully discharged of our obligation under this Letter of Credit to the extent of such demand for payment, and, to the extent of such payment, we shall not thereafter be obligated to make any further payments under this Letter of Credit. By paying to you, to your designee, or to your account any amount demanded in accordance herewith, we make no representation as to the correctness of the amount demanded.

      SECTION 6. TERMINATION. Upon the earliest of:

            (a) the making by us of the final payment available to be made hereunder;

            (b) the close of business at our Payment Office on the Stated Expiry Date;

            (c) the close of business at our Payment Office on the day occurring 30 days after we have given you written notice, at your address specified above, that an Event of Default (as defined in the Credit Agreement) has occurred and is continuing; or

            (d) receipt by us of a certificate signed by an Authorized Officer stating that all obligations to which this Letter of Credit relates have been terminated, paid, or otherwise satisfied in full, this Letter of Credit shall automatically terminate. Upon its termination, you shall promptly deliver the original counterpart of this Letter of Credit to us for cancellation.

      SECTION 7. NOTICES, ETC. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at our Payment Office,
Attention: ________________________, specifically referring thereon to this Letter of Credit by number, followed by a copy to the Account Party at the address set forth in SECTION 2.

      SECTION 8. GOVERNING LAW. THIS LETTER OF CREDIT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND ALSO SUBJECT TO UCP 1993 REVISION ICC PUBLICATION NO. 500 AS IN EFFECT; PROVIDED, HOWEVER, that, to the extent of any inconsistency between the terms of this Letter of Credit and the UCP, the terms of this Letter of Credit shall govern.

SECTION 9. MISCELLANEOUS. This Letter of Credit may not be transferred or assigned, either in whole or in part. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified, or limited by reference to any document, instrument, or agreement referred to herein.

                                                Very truly yours,


                                                DEUTSCHE BANK AG NEW YORK BRANCH

                                                By
                                                   -----------------------------
                                                   Title:

                                                                    ATTACHMENT 1



                        CERTIFICATE OF DEMAND FOR PAYMENT


                                                             _____________, 20__


Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:    [Name]
              [Title]

              Re: IRREVOCABLE STANDBY LETTER OF CREDIT NO.  -

      The undersigned, a duly Authorized Officer of _____________ (the "Beneficiary"), hereby certifies to Deutsche Bank AG New York Branch (the "Issuer") that:

            (a) Unless otherwise defined, all capitalized terms used herein have the meanings assigned thereto in the Irrevocable Standby Letter of Credit No.__ (the "LETTER OF CREDIT"), dated ____________, 20__, issued by the Issuer on the application of ESENJAY EXPLORATION, INC. (the "ACCOUNT PARTY").

            (1)[(b) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of $_________, which will be applied to payment of the obligations of the Account Party in connection with _________ under the __________ Agreement (the "AGREEMENT"). The amount being demanded hereunder is now due and owing under the Agreement and payment of the amount being demanded hereunder was demanded of the Account Party on _____________ (which is not less than five Business Days prior to the date hereof), and has not yet been paid. The amount demanded hereby does not on the date hereof, and will not on the date payment hereunder is required to be made after giving effect to all other amounts demanded under the Letter of Credit, exceed the Stated Amount of the Letter of Credit.]

            [(b) The Beneficiary is making a demand for payment in lawful money of the United States of America under the Letter of Credit in the amount of $__________, which is the entire Stated Amount of the Letter of Credit as in effect on the date hereof, following its receipt of a written notice from you stating

------------------------------
(1) Select appropriate alternative and complete appropriately.

      that an Event of Default has occurred and is continuing and, as a result thereof, the Letter of Credit will be terminated.]

            (c) Upon its receipt of the amount demanded under the Letter of Credit, the Beneficiary will

                  (i) apply such amount directly to the payment of the Account
            Party's obligations under the _________ Agreement; and

                  (ii) if after the application of proceeds described in CLAUSE
            (i) such obligations will be paid in full, deliver to you the original copy of the Letter of Credit, all releases as you may reasonably request, [and all security, if any, held in respect of such obligations].

            (d) [Insert disbursement instructions.]

         IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of _________ __, 20__.

                                                     [Name of Beneficiary]



                                                     By
                                                       -------------------------
                                                        Title:

                                                                    ATTACHMENT 2

CERTIFICATE OF REDUCTION
Deutsche Bank AG New York Branch
31 West 52nd Street
New York, New York 10019
Telecopy: ____________

Attention:        [Name]
                  [Title]

                           Re: Irrevocable Standby Letter of Credit No.-

      The undersigned, a duly Authorized Officer of ____________ (the "BENEFICIARY"), hereby requests Deutsche Bank AG New York Branch (the "ISSUER"), to reduce the Stated Amount of the Irrevocable Standby Letter of Credit No. ___ (the "LETTER OF CREDIT"), dated _____________, 20__, issued on the application of ESENJAY EXPLORATION, INC.,(1) from __________ to __________.

      Unless otherwise defined herein, all capitalized terms used herein and defined in the Letter of Credit shall be used herein as so defined.

      IN WITNESS WHEREOF, the Beneficiary has caused its Authorized Officer to execute and deliver this Certificate as of ___________, 20__.

                                                     Name of Beneficiary]



                                                     By
                                                        ------------------------
                                                        Title:

------------------------------
(1)  Insert appropriate amounts.

                                                                     EXHIBIT O-1

                            FORM OF WARRANT AGREEMENT

                                                                     EXHIBIT O-2

                                 FORM OF WARRANT

                                                                     EXHIBIT O-3

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT Q

                             AREAS TO BE COVERED IN
              MONTHLY REPORT DELIVERED PURSUANT TO SECTION 8.1.1(m)

MONTHLY REPORTING

      Budget actual and variance
      Net production actual and variance
      IRR calculation under the Performance Agreement
      Current calculation of the projected status of the Reduction Event under the Assignment and Conveyance of Overriding Royalty Interests and the Agreement concerning Overriding Royalty Interests
      [Borrower's G&A Expenses].

QUARTERLY REPORTING

       Financial Statements (Borrower and consolidated Subsidiaries) Compliance certificate
       10Q's filed with Securities and Exchange Commission
       Updates/revised budget
       Accounts payable agings
       Capital expenditure updates
       Drilling updates
       Payment reconciliation between Borrower and consolidated Subsidiaries [Borrower's G&A Expenses].

ANNUAL REPORTING

       Approved Budget (Borrower and consolidated Subsidiaries)
       10K filed with the Securities and Exchange Commission.

ON THE EFFECTIVE DATE AND UPDATED AS NEEDED

       Summary lease operating statements
       Bank and investment accounts
       Reserve Adds and capital expenditure schedule
       Executed AFE's and engineering description of all development draws both before and after the Availability Termination Date.

                                                                       EXHIBIT R

                          FORM OF CONSENT TO ASSIGNMENT

                                TABLE OF CONTENTS


                                                                                                            PAGE

ARTICLE I     DEFINITIONS AND ACCOUNTING TERMS................................................................3

      SECTION 1.1.      Defined Terms.........................................................................3

      SECTION 1.2.      Use of Defined Terms.................................................................27

      SECTION 1.3.      Cross-References.....................................................................27

      SECTION 1.4.      Accounting and Financial Determinations..............................................28

ARTICLE II    COMMITMENTS, BORROWING PROCEDURES AND NOTES....................................................28

      SECTION 2.1.      Commitments..........................................................................28

            SECTION 2.1.1.   Tranche A Commitment............................................................29

            SECTION 2.1.2.   Tranche B Commitment............................................................29

            SECTION 2.1.3.   Letters of Credit...............................................................29

            SECTION 2.1.4.   Lender Not Required To Make Loans, etc. Under Certain Circumstances.............29

      SECTION 2.2.      Reduction of Commitment Amounts......................................................30

      SECTION 2.2.1.         Optional........................................................................30

      SECTION 2.2.2.         Mandatory.......................................................................30

      SECTION 2.3.      Borrowing Procedure..................................................................30

      SECTION 2.4.      Continuation and Conversion Elections................................................31

      SECTION 2.5.      Loan Accounts and Notes..............................................................31

      SECTION 2.6.      Borrowing Base Redetermination and Collateral Value Redetermination..................32

      SECTION 2.7.      Purposes.............................................................................32

ARTICLE III   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES.....................................................33

      SECTION 3.1.       Repayments and Prepayments and Certain Borrowing Base Matters.......................33

            SECTION 3.1.1.   Repayments and Prepayments......................................................33

            SECTION 3.1.2.   Borrowing Base Deficiencies, Collateral Value Deficiencies and Asset Sales......34

      SECTION 3.2.      Interest Provisions..................................................................36

            SECTION 3.2.1.   Rate............................................................................36

            SECTION 3.2.2.   Post-Maturity Rates.............................................................36

            SECTION 3.2.3.   Payment Dates...................................................................37

                                      -i-

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                            PAGE

            SECTION 3.2.4.   Maximum Interest................................................................37

      SECTION 3.3.      Fees.................................................................................38

            SECTION 3.3.1.   Confidential Fee Letter.........................................................39

            SECTION 3.3.2.   Unused Fee......................................................................39

            SECTION 3.3.3.   Letter of Credit Stated Amount Fee..............................................39

            SECTION 3.3.4.   Letter of Credit Issuance Fee...................................................39

            SECTION 3.3.5.   Letter of Credit Administrative Fees............................................39

      SECTION 3.4.      Proceeds Account.....................................................................39

      SECTION 3.5.      Overriding Royalty Interest and Warrants; Assignment and Warrants are Not
                        Collateral Security..................................................................40

ARTICLE IV    LETTERS OF CREDIT..............................................................................40

      SECTION 4.1.      Issuance Requests....................................................................40

      SECTION 4.2.      Issuances and Extensions.............................................................41

      SECTION 4.3.      Expenses.............................................................................42

      SECTION 4.4.      Disbursements........................................................................43

      SECTION 4.5.      Reimbursement........................................................................43

      SECTION 4.6.      Deemed Disbursements.................................................................44

      SECTION 4.7.      Nature of Reimbursement Obligations..................................................44

      SECTION 4.8.      Increased Costs; Indemnity...........................................................46

ARTICLE V     CERTAIN INTEREST RATE AND OTHER PROVISIONS.....................................................47

      SECTION 5.1.      LIBO Rate Lending Unlawful...........................................................47

      SECTION 5.2.      Deposits Unavailable.................................................................47

      SECTION 5.3.      Increased Loan Costs, etc............................................................47

      SECTION 5.4.      Funding Losses.......................................................................48

      SECTION 5.5.      Increased Capital Costs..............................................................49

      SECTION 5.6.      Taxes................................................................................49

      SECTION 5.7.      Payments, Computations, etc..........................................................50

      SECTION 5.8.      Setoff...............................................................................51

      SECTION 5.9.      Use of Proceeds......................................................................51

ARTICLE VI    CONDITIONS PRECEDENT...........................................................................51

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                            PAGE

      SECTION 6.1.      Initial Credit Extension.............................................................51

            SECTION 6.1.1.   Resolutions, etc................................................................51

            SECTION 6.1.2.   Delivery of Notes...............................................................52

            SECTION 6.1.3.   Guaranties......................................................................52

            SECTION 6.1.4.   Pledge Agreements...............................................................52

            SECTION 6.1.5.   Security Agreement..............................................................53

            SECTION 6.1.6.   Consents, Mortgage Consents and Approvals.......................................53

            SECTION 6.1.7.   Mortgage........................................................................53

            SECTION 6.1.8.   Opinions of Counsel.............................................................54

            SECTION 6.1.9.   UCC-11s.........................................................................54

            SECTION 6.1.10.  Evidence of Insurance...........................................................54

            SECTION 6.1.11.  Engineering Reports.............................................................54

            SECTION 6.1.12.  Environmental Report............................................................55

            SECTION 6.1.13.  Approved Budget.................................................................55

            SECTION 6.1.14.  Amendment and Restatement of Existing Credit Documents..........................55

            SECTION 6.1.15.  ORRI Agreement and Certificate, etc.............................................55

            SECTION 6.1.16.  Assignment......................................................................55

            SECTION 6.1.17.  Hedging Agreements..............................................................55

            SECTION 6.1.18.  Warrants, etc...................................................................56

            SECTION 6.1.19.  Closing Fees, Expenses, etc.....................................................56

            SECTION 6.1.20.  Merger of Certain Subsidiaries..................................................56

            SECTION 6.1.21.  Other Documents.................................................................56

      SECTION 6.2.      Inclusion of Hydrocarbon Interests in the Borrowing Base.............................56

            SECTION 6.2.1.   Environmental Report............................................................56

            SECTION 6.2.2.   Mortgage........................................................................56

            SECTION 6.2.3.   UCC-11s.........................................................................57

            SECTION 6.2.4.   Evidence of Insurance...........................................................57

            SECTION 6.2.5.   Engineering Reports.............................................................57

                                TABLE OF CONTENTS
                                  (continued)

                                                                                                            PAGE

            SECTION 6.2.6.   Material Contracts and Related Consents; Security Agreement.....................57

            SECTION 6.2.7.   Guaranties......................................................................58

            SECTION 6.2.8.   Additional Stock or Partnership Pledge..........................................58

            SECTION 6.2.9.   Overriding Royalty Interests....................................................58

            SECTION 6.2.10.  Other Documents.................................................................58

      SECTION 6.3.      All Credit Extensions................................................................58

            SECTION 6.3.1.   Compliance with Warranties, No Default, etc.....................................59

            SECTION 6.3.2.   Credit Request..................................................................59

            SECTION 6.3.3.   Satisfactory Legal Form.........................................................59

ARTICLE VII   REPRESENTATIONS AND WARRANTIES.................................................................60

      SECTION 7.1.      Organization, etc....................................................................60

      SECTION 7.2.      Due Authorization, Non-Contravention, etc............................................60

      SECTION 7.3.      Government Approval, Regulation, etc.................................................61

      SECTION 7.4.      Investment Company Act...............................................................61

      SECTION 7.5.      Public Utility Holding Company Act...................................................61

      SECTION 7.6.      Validity, etc........................................................................61

      SECTION 7.7.      Financial Information................................................................61

      SECTION 7.8.      No Material Adverse Change...........................................................62

      SECTION 7.9.      Litigation, Labor Controversies, etc.................................................62

      SECTION 7.10.     Ownership of Properties..............................................................62

      SECTION 7.11.     Taxes................................................................................62

      SECTION 7.12.     Pension and Welfare Plans............................................................62

      SECTION 7.13.     Compliance with Law..................................................................63

      SECTION 7.14.     Claims and Liabilities...............................................................63

      SECTION 7.15.     No Prohibition on Perfection of Security Documents...................................63

      SECTION 7.16.     Solvency.............................................................................63

      SECTION 7.17.     Environmental Warranties.............................................................63

      SECTION 7.18.     Regulations T, U and X...............................................................65

      SECTION 7.19.     Insurance............................................................................65

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      SECTION 7.20.     Accuracy of Information..............................................................66

      SECTION 7.21.     Title Warranty.......................................................................66

ARTICLE VIII  COVENANTS......................................................................................66

      SECTION 8.1.      Affirmative Covenants................................................................66

            SECTION 8.1.1.   Financial Information, Reports, Notices, etc....................................66

            SECTION 8.1.2.   Compliance with Laws, etc.......................................................69

            SECTION 8.1.3.   Maintenance, Development and Sale of Properties.................................70

            SECTION 8.1.4.   Insurance.......................................................................71

            SECTION 8.1.5.   Books and Records...............................................................72

            SECTION 8.1.6.   Environmental Covenant..........................................................72

            SECTION 8.1.7.   Further Assurances..............................................................73

            SECTION 8.1.8.   Hydrocarbon Hedging.............................................................74

            SECTION 8.1.9.   Interest Rate Protection........................................................75

      SECTION 8.2.      Negative Covenants...................................................................75

            SECTION 8.2.1.   Business Activities.............................................................75

            SECTION 8.2.2.   Indebtedness....................................................................75

            SECTION 8.2.3.   Liens...........................................................................76

            SECTION 8.2.4.   Financial Condition.............................................................78

            SECTION 8.2.5.   Investments.....................................................................79

            SECTION 8.2.6.   Restricted Payments, etc........................................................79

            SECTION 8.2.7.   Rental Obligations..............................................................80

            SECTION 8.2.8.   Consolidation, Merger, etc......................................................80

            SECTION 8.2.9.   Asset Dispositions, etc.........................................................80

            SECTION 8.2.10.  Modification of Certain Documents...............................................81

            SECTION 8.2.11.  Transactions with Affiliates....................................................81

            SECTION 8.2.12.  Negative Pledges, Restrictive Agreements, etc...................................81

            SECTION 8.2.13.  Take or Pay Contracts...........................................................82

ARTICLE IX    EVENTS OF DEFAULT..............................................................................82

      SECTION 9.1.      Listing of Events of Default.........................................................82

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            SECTION 9.1.1.   Non-Payment of Obligations......................................................82
            SECTION 9.1.2.   Breach of Warranty..............................................................82

            SECTION 9.1.3.   Non-Performance of Certain Covenants and Obligations............................82

            SECTION 9.1.4.   Non-Performance of Other Covenants and Obligations..............................82

            SECTION 9.1.5.   Default on Other Indebtedness...................................................83

            SECTION 9.1.6.   Judgments.......................................................................83

            SECTION 9.1.7.   Pension Plans...................................................................83

            SECTION 9.1.8.   Control of the Borrower.........................................................84

            SECTION 9.1.9.   Bankruptcy, Insolvency, etc.....................................................84

            SECTION 9.1.10.  Impairment of Security, etc.....................................................84

            SECTION 9.1.11.  Material Adverse Effect.........................................................85

      SECTION 9.2.      Action if Bankruptcy.................................................................85

      SECTION 9.3.      Action if Other Event of Default.....................................................85

      SECTION 9.4.      Rights Not Exclusive.................................................................85

ARTICLE X     MISCELLANEOUS PROVISIONS.......................................................................85

      SECTION 10.1.     Waivers, Amendments, etc.............................................................85

      SECTION 10.2.     Notices..............................................................................86

      SECTION 10.3.     Payment of Costs and Expenses........................................................87

      SECTION 10.4.     Indemnification......................................................................87

      SECTION 10.5.     Survival.............................................................................89

      SECTION 10.6.     Severability.........................................................................89

      SECTION 10.7.     Headings.............................................................................89

      SECTION 10.8.     Execution in Counterparts, Effectiveness, etc........................................89

      SECTION 10.9.     Governing Law; Entire Agreement......................................................89

      SECTION 10.10.    Successors and Assigns...............................................................89

      SECTION 10.11.    Sale and Transfer of Loans and Notes; Participations in Loans and Notes..............90

            SECTION 10.11.1. Assignments.....................................................................90

            SECTION 10.11.2. Participations..................................................................91

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            SECTION 10.11.3. Modifications for Other Lenders.................................................92

      SECTION 10.12.    Forum Selection and Consent to Jurisdiction..........................................92

      SECTION 10.13.    Waiver of Jury Trial.................................................................92

      SECTION 10.14.    Notice...............................................................................93
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
SCHEDULE I             Disclosure Schedule
SCHEDULE II            Certain Oil and Gas Properties
SCHEDULE III           Subsidiaries
SCHEDULE IV            Minimum Hedging Volumes
SCHEDULE V             Existing Mortgages
SCHEDULE VI            Certain Consents and Mortgage Consents
SCHEDULE VII           Incremental Proved Producing Reserves
SCHEDULE VIII          Borrower's Bonus Plan

EXHIBIT A         -    Form of Note
EXHIBIT B-1       -    Form of Borrowing Request
EXHIBIT B-2       -    Form of Continuation/Conversion Notice
EXHIBIT C         -    Form of Amended and Restated Security Agreement
EXHIBIT D         -    Form of Amended and Restated Mortgage
EXHIBIT E         -    Form of Amended and Restated Secured Guaranty
EXHIBIT F-1       -    Form of Amended and Restated Pledge Agreement (Stock)
EXHIBIT F-2       -    Form of Pledge Agreement (Partnership Agreement)
EXHIBIT G         -    Form of Lender Assignment Notice
EXHIBIT H         -    Form of Opinions of Counsel to the Borrower and the other
                       Obligors
EXHIBIT I-1       -    Form of Pre-Closing Title Opinion of Special Title
                       Counsel to the Borrower
EXHIBIT I-2       -    Form of Post-Closing Title Opinion of Special Title
                       Counsel to the Borrower
EXHIBIT J         -    Form of Assignment and Conveyance of Overriding Royalty
                       Interest
EXHIBIT K-1       -    Form of Agreement Concerning Overriding Royalty Interests
EXHIBIT K-2       -    Form of Certificate as to Overriding Royalty Interests
EXHIBIT L         -    [Intentionally Omitted]
EXHIBIT M         -    Form of Issuance Request
EXHIBIT N         -    Form of Irrevocable Standby Letter of Credit
EXHIBIT O-1       -    Form of Warrant Agreement
EXHIBIT O-2       -    Form of Warrants
EXHIBIT O-3       -    Form of Registration Rights Agreement
EXHIBIT P         -    Form of Approved Budget

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EXHIBIT Q         -    Additional Required Reporting
EXHIBIT R              Form of Consent to Assignment
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                                     -viii-